                    Statement of Additional Information For
                  Flexible Premium Single Life and Joint and
                Last Survivor Variable Life Insurance Policies

                              Single Life Policy
                               Form NY1260 7/01
                      Joint and Last Survivor Life Policy
                               Form NY1261 7/01

                                  Issued by:
                 GE Capital Life Assurance Company of New York
                     GE Capital Life Separate Account III
                         622 Third Avenue, 33rd Floor
                           New York, New York 10017

                         Variable Life Service Center:
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: 1-800-313-5282

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2004 (as amended May 28, 2004), for the Flexible Premium Single Life and Joint and Last Survivor Variable Life Insurance Policies issued by GE Capital Life Assurance Company of New York through its GE Capital Life Separate Account III.

For a free copy of the prospectus:

    Call:  1-800-313-5282

 Or write: GE Capital Life Assurance Company of New York
           Variable Life Service Center
           6610 West Broad Street
           Richmond, Virginia 23230

 Or visit: www.gefinancialservice.com

   Or contact your financial representative

The date of this Statement of Additional Information is April 30, 2004 (as amended May 28, 2004).

Table of Contents


           The Company.....................................................  B-3

           The Separate Account............................................  B-3

           Additional Information About the Guarantee Account..............  B-3

           Agreements With Distributors and Advisers for the Funds.........  B-4

           Additional Information About the Cost of Insurance Charge.......  B-4

           Reduction of Charges for Group Sales............................  B-5

           Continuation Amount and Continuation Period.....................  B-6

           Grace Period....................................................  B-6

           Reinstatement...................................................  B-7

           Determining the Death Benefit...................................  B-9

           Unit Values..................................................... B-12

           Net Investment Factor........................................... B-12

           Tax Status of the Policy........................................ B-13

           Maturity Value.................................................. B-13

           Special Rule for Certain Cash Distributions in the First 15
           Policy Years.................................................... B-13

           Loans........................................................... B-14

           Loss of Interest Deduction Where Policies are Held By or For
             the Benefit of Corporations, Trust, Etc....................... B-14

           Changes and Exchanges........................................... B-14

           Optional Payment Plans.......................................... B-15

           Incontestability................................................ B-16

           Suicide Exclusion............................................... B-16

           Other Policies.................................................. B-17

           Sale of the Policies............................................ B-17

           Regulation of GE Capital Life Assurance Company of New York..... B-19

           Legal Matters................................................... B-19

           Experts......................................................... B-19

           Actuarial Matters............................................... B-19

           Performance Information......................................... B-19

           Financial Statements............................................ B-20

THE COMPANY           We are a stock life insurance company that was
                      incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of
                      New York. In February 1990, we were transferred to a wholly-owned subsidiary of Great Northern Insured Annuity
                      Corporation from GNA Life Insurance Company. In October
                      1993, we were the surviving entity in a merger with United Pacific Reliance Life Insurance Company of New
                      York and as a result became partially-owned by United
                      Pacific Life Insurance Company ("UPL"). UPL later changed its name to General Electric Capital Assurance Company
                      ("GECA"). On February 1, 1996, we changed our name to GE
                      Capital Life Assurance Company of New York ("GECLANY").
                      In January 1999, we became a wholly-owned subsidiary of GECA when Great Northern Insured Annuity Corporation merged with and into GECA.

                      As a result of the IPO, at May 25, 2004 GECA is a wholly owned, indirect subsidiary of Genworth. Genworth is a publicly traded company that is majority owned by GE Financial Assurance. GE Financial Assurance Holdings, Inc. is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of GE Capital, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of GE.

THE SEPARATE          We established the GE Capital Life Separate Account III
ACCOUNT               as a separate investment account on March 20, 2000. The
                      Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940
                      (the "1940 Act") and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

ADDITIONAL            Amounts in the Guarantee Account are held in, and are
INFORMATION           part of, our General Account. The General Account
ABOUT THE             consists of our assets other than those allocated to the
GUARANTEE             Separate Account and our other separate accounts. Subject
ACCOUNT               to statutory authority, we have sole discretion over the
                      investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of assets under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We reserve the right to impose restrictions on transfers involving the Guarantee Account. Such restrictions may include permitting transfers from an interest rate guarantee period only during the 30-day period immediately following the end of the guarantee period, limiting the amount of assets available for transfer at any one time to 25% of the allocations to the Guarantee Account plus accrued interest and prohibiting transfers to the Guarantee Account for the six month period following a transfer from the Guarantee Account.

AGREEMENTS WITH       We have entered into agreements with either the
DISTRIBUTORS AND      investment adviser or distributor of each of the Funds
ADVISERS FOR THE      under which the adviser or distributor pays us a fee
FUNDS                 ordinarily based upon a percentage of the average annual
                      aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL            To determine your cost of insurance for a particular
INFORMATION           Policy Month, we multiply your net amount at risk by the
ABOUT THE COST        applicable cost of insurance rate. We determine your net
OF INSURANCE          amount at risk by the following formula:
CHARGE

                    Death Benefit Proceeds
                    ---------------------- -   Account Value
                          1.0032737

                      If Death Benefit Option A or Option B is in effect, and the Specified Amount has increased, we first consider the Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount, we will allocate that Account Value to the increases in Specified Amount in the order of such increases. If Death Benefit Option C is in effect, and the Specified Amount has increased, we first consider Account Value part of the initial Specified Amount. If the Account Value is more than the initial Specified Amount plus premium payments, we will allocate that Account Value to the increases in Specified Amount.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

                        (1) The size of the group.  Generally, the sales
                            expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

                        (2) The total amount of premium payments to be received
                            from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

                        (3) The purpose for which the Policies are
                            purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

                        (4) The nature of the group for which the Policies are
                            purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

                        (5) Other circumstances.  There may be other
                            circumstances of which we are not presently aware, which could result in reduced sales expenses.

                      If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

                      Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION          On any Monthly Anniversary Date during the Continuation
AMOUNT AND            Period, if the Surrender Value of the Policy is not
CONTINUATION          sufficient to cover the monthly deduction, the Policy
PERIOD                will remain in effect if the Net Total Premium is at
                      least equal to the Continuation Amount.

                      At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

                      An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD          On any Monthly Anniversary Date during the Continuation
                      Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

                        (1) the Surrender Value is not sufficient to cover the
                            monthly deduction; and

                        (2) the Net Total Premium is less than the Continuation
                            Amount.

                      The amount of the sufficient premium will equal the lesser of (1) and (2), where:

                        (1) equals the monthly deduction due minus the
                            Surrender Value, and that result divided by the Net Premium Factor; and

                        (2) equals the Continuation Amount minus the Net Total
                            Premium.

                      All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

                      On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

                      In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61-day grace period from the date we mail the notice to pay the sufficient premium.

                      Coverage continues during the 61-day grace period. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value.

REINSTATEMENT         You may reinstate this Policy within three years of the
                      end of the grace period if:

                        (1) you submit an application for reinstatement;

                        (2) you provide required evidence of insurability
                            satisfactory to us to determine the guaranteed maximum cost of insurance rate;

                        (3) the Policy has not been surrendered for cash; and

                        (4) you pay the premium as described below.

                      The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

                      On the date of reinstatement, the Account Value will be allocated to the Investment Option specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

                      If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

                        (1) is the Continuation Amount as of the date of
                            reinstatement;

                        (2) is the sum of the monthly deductions that would
                            have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

                        (3) is the Net Total Premium on the date of
                            termination; and

                        (4) is an amount sufficient to keep the Policy in
                            effect for two Policy Months after the date of reinstatement.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the Account Value on the first day of the grace
                            period;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

                      If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

                        (1) is the surrender charge on the date of termination;

                        (2) is an amount equal to the monthly deduction for two
                            months after the date of reinstatement; and

                        (3) is the Account Value on the date of termination.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) plus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is an amount equal to the monthly deduction for the
                            two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

                        (3) is any premium paid in excess of the required
                            reinstatement premium, multiplied by the Net
                            Premium Factor.

                      If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

                      On the date of reinstatement, the Account Value will equal (1) plus (2) minus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

DETERMINING THE       In the application for original coverage, you must elect
DEATH BENEFIT         a method of compliance for the Policy to be treated as
                      life insurance under the Code. The election you make will be shown on the Policy data pages. Once elected, the method cannot be changed at any time.

                      There are two possible methods of compliance:

                        (a) the Cash Value Accumulation Test, as defined in
                            Section 7702(b); or

                        (b) the Guideline Premium Test, as defined in Section
                            7702(c).

                      Cash Value Accumulation Test:

                      If you elect the Cash Value Accumulation Test, you must also choose one of three Death Benefit options.

                      Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount plus the Account Value; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.

                      Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.

                      Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is (a) plus (b) minus (c) minus (d), where:

                            (a) is the Specified Amount;

                            (b) is the sum of all premiums paid before Attained
                                Age 75;

                            (c) is the charges for additional benefits, other
                                than qualified additional benefits as specified in Code Section 7702(f)(5)(A); and

                            (d) is the sum of all partial surrenders taken; and

                        (2) is (a) divided by (b), where:

                            (a) is the Account Value minus the net single
                                premium for all riders selected, if any; and

                            (b) is the base Policy net single premium factor.

                      Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

                      The Table of Net Single Premiums and Factors is shown on the Policy data pages. These values are based on the Insured's gender, risk class, riders selected, and his or her Attained Age on the date of death.

                      Guideline Premium Test

                      If you elected the Guideline Premium Test, you must also choose one of three Death Benefit options.

                      Under Option A for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount plus the Account Value; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).

                      Under Option B for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).

                      Under Option C for Attained Ages younger than 100, the Death Benefit is the greater of (1) and (2), where:

                        (1) is (a) plus (b) minus (c) minus (d), where:

                            (a) is the Specified Amount;

                            (b) is the sum of all premiums paid before Attained
                                Age 75;

                            (c) is the charges for additional benefits, other
                                than qualified additional benefits as specified in Section 7702(f)(5)(A); and

                            (d) is the sum of all partial surrenders taken; and

                        (2) is the Account Value multiplied by the corridor
                            percentage (see table on the following page).

                      Under Options A, B and C for Attained Ages 100 and older, the Death Benefit is the Account Value multiplied by 101%.

                      The corridor percentage depends on the Attained Age of the Insured on the date of death.

                  Attained     Corridor   Attained    Corridor
                    Age       Percentage    Age      Percentage
                -----------------------------------------------
                40 or younger    250%        61         128%
                     41          243%        62         126%
                     42          236%        63         124%
                     43          229%        64         122%
                     44          222%        65         120%
                     45          215%        66         119%
                     46          209%        67         118%
                     47          203%        68         117%
                     48          197%        69         116%
                     49          191%        70         115%
                     50          185%        71         113%
                     51          178%        72         111%
                     52          171%        73         109%
                     53          164%        74         107%
                     54          157%       75-90       105%
                     55          150%        91         104%
                     56          146%        92         103%
                     57          142%        93         102%
                     58          138%    94 or older    101%
                     59          134%
                     60          130%
                -----------------------------------------------

                      The Specified Amount and Account Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES           We will purchase shares of the Portfolios at net asset
                      value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate
                      Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay
                      Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

                      We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount's unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT        The net investment factor for a Valuation Period is (1)
FACTOR                divided by (2), where:


                        (1) is the result of:

                            (a) the value of the assets at the end of the
                                preceding Valuation Period; plus

                            (b) the investment income and capital gains,
                                realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

                            (c) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (d) any amount charged against the Separate Account
                                for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

                        (2) is the value of the assets in the Subaccount at the
                            end of the preceding Valuation Period.

TAX STATUS OF         For Policies designed to comply with the tax law's
THE POLICY            Guideline Premium Test, favorable tax treatment will
                      apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law.
                      An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a Minimum Death
                      Benefit requirement must be satisfied. Due to the coverage of more than one Insured under the joint and survivor Policy, there is some uncertainty about how the tax law's limit on premiums should be calculated. As a result, it is possible that a joint and last survivor
                      Policy may exceed the applicable limits particularly if you pay the full amount of premiums permitted under the Policy. We may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future. We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

                      For Policies designed to comply with the tax law's Cash Value Accumulation Test, the Policy's terms define a minimum Death Benefit that is different than that imposed by the Guideline Premium Test. There is also uncertainty regarding the application of this test to the joint and last survivor Policy, and it is possible that a joint and last survivor Policy could fail to satisfy the Cash Value Accumulation Test. As necessary to ensure compliance, we may need to amend this Policy, e.g., to generally provide higher Death Benefit factors.

MATURITY VALUE        In a few states, a maturity value will be paid. Maturity
                      proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates.
                      Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR      During the first 15 years after your Policy is issued, if
CERTAIN CASH          we distribute cash to you and reduce the Death Benefit
DISTRIBUTIONS IN      Proceeds (e.g., by decreasing the Policy's Specified
THE FIRST 15 POLICY   Amount), you may be required to pay tax on all or part of
YEARS                 the cash payment, even if it is less than your
                      "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Account Value exceeds your "investment in the contract."

LOANS If your Policy terminates (by a full surrender or by a lapse) while the Insured (or last surviving Insured for joint and last survivor Policies) is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax advisor should be consulted before taking any Policy loan.

LOSS OF INTEREST      If an entity (such as a corporation or a trust, not an
DEDUCTION WHERE       individual) purchases a Policy or is the Beneficiary(ies)
POLICIES ARE HELD     of a Policy issued after June 8, 1997, a portion of the
BY OR FOR THE         interest on indebtedness unrelated to the Policy may not
BENEFIT OF            be deductible by the entity. However, this rule does not
CORPORATIONS,         apply to a Policy owned by an entity engaged in a trade
TRUSTS, ETC           or business which covers the life of an individual who
                      is:
                         . a 20% owner of the entity; or

                         . an officer, director, or employee of the trade or
                           business, at the time first covered by the Policy.

                      This rule also does not apply to a Policy owned by an entity engaged in a trade or business which covers the joint lives of an Owner who is a 20% owner of the entity and the Owner's spouse at the time first covered by the Policy. Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND           The right to change Owners and changes reducing future
EXCHANGES             amounts of Death Benefit Proceeds may have tax
                      consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, in the case of the Policy when issued as a joint and last survivor Policy, the other life insurance policy involved in the exchange generally must also cover the same two Insureds. The exercise of the option to split the joint and last survivor version of the Policy into two separate life insurance policies may result in the taxation of the Policy as if there were a full surrender.

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see "Requesting Payments" of the product prospectus):

                          Plan 1 -- Income For a Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

                          Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

                          Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

                          Plan 5 -- Joint Life and Last Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

                      If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY      The Policy limits our right to contest the Policy as
                      issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime under the single life Policy or the lifetimes of both Insureds under the joint and last survivor Policy. The minimum period is generally two years from the Policy Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE               If the Insured under a single life Policy commits suicide
EXCLUSION             while sane or insane within two years of the Policy Date,
                      all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the Insured under a single life Policy commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

                      If either Insured under a joint and last survivor Policy commits suicide while sane or insane within two years of the Policy Date, all coverage under the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the first Insured to die commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable to the Beneficiary(ies) attributable to the increase will equal the monthly deductions for the increase.

                      If the surviving Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the proceeds payable with respect to that increase. The Death Benefit Proceeds payable attributable to the increase will equal the additional premium payment required for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

                      Please see your Policy for more details.

OTHER POLICIES        We offer other variable life insurance policies in the
                      Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 313-5282.

SALE OF THE           We have entered into an underwriting agreement with
POLICIES              Capital Brokerage Corporation (doing business in Indiana,
                      Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) (collectively, "Capital Brokerage
                      Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage
                      Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital
                      Brokerage Corporation is located at 3001 Summer Street,
                      2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

                      Capital Brokerage Corporation offers the policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

                      Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      Although we do not pay any underwriting commissions to Capital Brokerage Corporation, we do pay sales commissions to Capital Brokerage Corporation for promotion and sales of the Policies by its registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 90% of the first year target premium (based on Age, gender, Specified Amount, risk class and other factors). In renewal years, the selling firm receives up to approximately 4.0% of premiums paid. We may pay trail commissions up to an annual rate of 0.25% of Account Value, less any Policy Debt for all Policy years. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter's registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy.

                      We also may make other payments for services that do not directly involve the sales of the policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. In addition, registered representatives may be eligible for non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

                      Capital Brokerage Corporation also receives 12b-1 fees from AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Eaton Vance Variable Trust, Evergreen Variable Annuity Trust, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Greenwich Street Series Fund, Janus Aspen Series, Merrill Lynch Variable Series Funds, Inc., MFS(R) Variable Insurance Trust, Nations Separate Account Trust, Oppenheimer Variable Account Funds, The Prudential Series Funds, Inc., Salomon Brothers Variable Series Fund Inc, and Van Kampen Life Investment Trust.

                      During 2003, $45,737 was paid to Capital Brokerage Corporation for the sale of the Policies in the Separate Account and on any new premium received. In 2002 and 2001, no sales commissions were paid to CBC for the sale of Policies. In 2003, 2002 and 2001, no underwriting commissions were paid to CBC.

                      We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Account Value.

REGULATION OF         Besides Federal securities laws, we are subject to the
GE CAPITAL LIFE       New York insurance laws.
ASSURANCE OF NEW YORK

LEGAL MATTERS         Advice on certain legal matters relating to federal
                      securities laws has been provided by Heather Harker, Vice
                      President of the Company.

EXPERTS The financial statements of GE Capital Life Assurance Company of New York (the Company) as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, and the financial statements of GE Capital Life Separate Account III as of December 31, 2003 and for each of the years or lesser periods in the two-year period ended December 31, 2003, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The report of KPMG LLP dated February 6, 2004 with respect to the financial statements of GE Capital Life Assurance Company of New York refers to a change in accounting for goodwill and other intangible assets in 2002.

ACTUARIAL             Actuarial matters have been examined by Paul Haley, an
MATTERS               actuary of the Company, whose opinion we filed as an
                      exhibit to the registration statement.

PERFORMANCE           We demonstrate adjusted performance and unadjusted
INFORMATION           performance for the Portfolios available in the Separate
                      Account. The performance tables assume that the Insured is in the preferred, no-nicotine risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

                      The performance tables assume an initial Specified Amount of $250,000, increasing death benefit Option A, for a male age 45, paying an annual premium of $13,000 at Policy issue and at each Policy anniversary.

                      When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

                      Adjusted Performance assume the following current charges:

                         1) a mortality and expense risk charge at an annual
                            rate of 0.50% of assets in the Separate Account up to $100,000.00 and 0.10% of assets in the Separate Account on any assets in the Separate Account of $100,000.00 and over;
                         2) a monthly Policy charge of $5.00;

                         3) a premium charge of $650.00 (5% of $13,000); and

                         4) a surrender charge of $3,265.00, which is derived
                            by assuming that the owner surrendered his Policy during the first Policy year.

                      Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include the charges for the monthly Policy charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

                      We do not include charges for the cost of insurance, charges for any optional riders or any charges assessed for state premium taxes in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.

                      Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative or contact our Variable Life Service Center for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL             You should distinguish the financial statements of the
STATEMENTS            Company included in this Statement of Additional
                      Information from the financial statements of the Separate
                      Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate
                      Account.

                      The Separate Account financial statements included in this Statement of Additional Information have several Subaccounts that are not available to this Policy.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                             Financial Statements

                         Year ended December 31, 2003

                  (With Independent Auditors' Report Thereon)

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               Table of Contents

                               December 31, 2003

                                                                            Page
                                                                            ----
Independent Auditors' Report...............................................  F-1

Statements of Assets and Liabilities.......................................  F-2

Statements of Operations...................................................  F-8

Statements of Changes in Net Assets........................................ F-15

Notes to Financial Statements.............................................. F-25

                         Independent Auditors' Report

Policy Owners
GE Capital Life Separate Account III
   and
The Board of Directors
GE Capital Life Assurance Company of New York:

   We have audited the accompanying statements of assets and liabilities of GE Capital Life Separate Account III (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Capital Appreciation Fund -- Series I Shares, AIM V.I. Premier Equity Fund -- Series I Shares; AllianceBernstein Variable Products Series Fund, Inc. -- Growth and Income Portfolio -- Class B, Premier Growth Portfolio -- Class B; Dreyfus -- Dreyfus Investment Portfolios-Emerging Markets Portfolio -- Initial Shares; Eaton Vance Variable Trust -- VT Worldwide Health Sciences Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity Variable Insurance Products Fund (VIP) -- VIP Equity-Income
Portfolio -- Service Class 2, VIP Growth Portfolio -- Service Class 2; Fidelity Variable Insurance Products Fund II (VIP II) -- VIP II Contrafund(R) Portfolio-Service Class 2; Fidelity Variable Insurance Products Fund III (VIP
III) -- VIP III Growth & Income Portfolio -- Service Class 2, VIP III Mid Cap Portfolio -- Service Class 2; GE Investments Funds, Inc. -- Income Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, S&P 500(R) Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund; Janus Aspen Series -- Balanced Portfolio -- Service Shares, International Growth Portfolio -- Service Shares, Worldwide Growth Portfolio -- Service Shares; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock
Series --Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Nations Separate Account Trust -- Nations Marsico Growth Portfolio; Oppenheimer Variable Account Funds --Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- Foreign Bond Portfolio -- Administrative Class Shares, High Yield
Portfolio -- Administrative Class Shares, Long-term U.S. Government
Portfolio -- Administrative Class Shares, Total Return
Portfolio -- Administrative Class Shares; and Van Kampen Life Investment
Trust -- Comstock Portfolio -- Class II Shares) as of December 31, 2003, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for the years or lesser periods in the two year period then ended, and the financial highlights for the years or lesser periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Capital Life Separate Account III as of December 31, 2003, the results of their operations for the year or lesser period then ended, the changes in their net assets for the years or lesser periods in the two year period then ended, and their financial highlights for the years or lesser periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia
February 18, 2004

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                     Statements of Assets and Liabilities

                               December 31, 2003

                                                                             AllianceBernstein
                                                                             Variable Products
                                          AIM Variable Insurance Funds       Series Fund, Inc.
                                         ------------------------------- -------------------------
                                            AIM V.I.                        Growth
                                             Capital        AIM V.I.         and        Premier
                                          Appreciation   Premier Equity     Income       Growth
                                             Fund --         Fund --     Portfolio -- Portfolio --
                                         Series I Shares Series I Shares   Class B      Class B
                                         --------------- --------------- ------------ ------------
Assets
Investments at fair market value (note
  2a):..................................     $   24              16         2,091          128
Dividend receivable.....................         --              --            --           --
                                             ------           -----         -----        -----
       Total assets.....................         24              16         2,091          128
                                             ------           -----         -----        -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................         --              --            --           --
                                             ------           -----         -----        -----
       Total liabilities................         --              --            --           --
                                             ------           -----         -----        -----
Net assets attributable to variable
  life policy owners....................     $   24              16         2,091          128
                                             ======           =====         =====        =====
Outstanding units (note 2b, 4a, and 5)..          2               1           168           12
                                             ======           =====         =====        =====
Net asset value per unit................     $12.14           11.59         12.43        11.10
                                             ======           =====         =====        =====
Investments in securities, at cost......     $   23              16         2,003          126
                                             ======           =====         =====        =====
Shares outstanding......................          1               1            97            6
                                             ======           =====         =====        =====


                                                     Dreyfus
                                         --------------------------------


                                         Dreyfus Investment Portfolios --
                                          Emerging Markets Portfolio --
                                                  Initial Shares
                                         --------------------------------
Assets
Investments at fair market value (note
  2a):..................................                --
Dividend receivable.....................                --
                                                        --
       Total assets.....................                --
                                                        --
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................                --
                                                        --
       Total liabilities................                --
                                                        --
Net assets attributable to variable
  life policy owners....................                --
                                                        ==
Outstanding units (note 2b, 4a, and 5)..                --
                                                        ==
Net asset value per unit................                --
                                                        ==
Investments in securities, at cost......                --
                                                        ==
Shares outstanding......................                --
                                                        ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003


                                                                                               Fidelity Variable Insurance
                                         Eaton Vance Variable Trust Federated Insurance Series    Products Fund (VIP)
                                         -------------------------- -------------------------- ---------------------------
                                                                    Federated High  Federated  VIP Equity-       VIP
                                                                        Income       Kaufmann     Income        Growth
                                                VT Worldwide        Bond Fund II -- Fund II -- Portfolio --  Portfolio --
                                              Health Sciences           Service      Service     Service       Service
                                                    Fund                Shares        Shares     Class 2       Class 2
                                         -------------------------- --------------- ---------- ------------  ------------
Assets
Investments at fair market value (note
  2a):..................................           $1,799                  232        3,528       1,589         1,533
Dividend receivable.....................               --                   --           --          --            --
                                                   ------                -----        -----       -----         -----
       Total assets.....................            1,799                  232        3,528       1,589         1,533
                                                   ------                -----        -----       -----         -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................               --                   --           --          --            --
                                                   ------                -----        -----       -----         -----
       Total liabilities................               --                   --           --          --            --
                                                   ------                -----        -----       -----         -----
Net assets attributable to variable
  life policy owners....................           $1,799                  232        3,528       1,589         1,533
                                                   ======                =====        =====       =====         =====
Outstanding units (note 2b, 4a, and 5)..              150                   18          263         128           125
                                                   ======                =====        =====       =====         =====
Net asset value per unit................           $12.02                12.91        13.44       12.37         12.26
                                                   ======                =====        =====       =====         =====
Investments in securities, at cost......           $1,738                  237        3,475       1,358         1,533
                                                   ======                =====        =====       =====         =====
Shares outstanding......................              170                   29          309          69            50
                                                   ======                =====        =====       =====         =====

                                         Fidelity Variable Insurance
                                              Products Fund II
                                                  (VIP II)
                                         ---------------------------
                                                   VIP II
                                                Contrafund(R)
                                                Portfolio --
                                                   Service
                                                   Class 2
                                         ---------------------------
Assets
Investments at fair market value (note
  2a):..................................            7,688
Dividend receivable.....................               --
                                                    -----
       Total assets.....................            7,688
                                                    -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................               --
                                                    -----
       Total liabilities................               --
                                                    -----
Net assets attributable to variable
  life policy owners....................            7,688
                                                    =====
Outstanding units (note 2b, 4a, and 5)..              626
                                                    =====
Net asset value per unit................            12.29
                                                    =====
Investments in securities, at cost......            6,448
                                                    =====
Shares outstanding......................              335
                                                    =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                         Fidelity Variable Insurance Products
                                                Fund III (VIP III)
                                         ------------------------------------ -------------------
                                         VIP III Growth
                                            & Income         VIP III Mid               Mid-Cap
                                          Portfolio --     Cap Portfolio --   Income Value Equity
                                         Service Class 2   Service Class 2     Fund      Fund
                                         ---------------   ----------------   ------ ------------
Assets
Investments at fair market value (note
  2a):..................................     $4,922             9,254           234     6,882
Dividend receivable.....................         --                --            --        --
                                             ------             -----         -----     -----
       Total assets.....................      4,922             9,254           234     6,882
                                             ------             -----         -----     -----
Liabilities
Accrued expenses payable to
  affiliate (note 4b)...................         --                --            --        --
                                             ------             -----         -----     -----
       Total liabilities................         --                --            --        --
                                             ------             -----         -----     -----
Net assets attributable to variable
  life policy owners....................     $4,922             9,254           234     6,882
                                             ======             =====         =====     =====
Outstanding units (note 2b, 4a, and 5)..        415               686            22       551
                                             ======             =====         =====     =====
Net asset value per unit................     $11.86             13.48         10.70     12.49
                                             ======             =====         =====     =====
Investments in securities, at cost......     $4,599             7,003           244     6,171
                                             ======             =====         =====     =====
Shares outstanding......................        376               386            19       394
                                             ======             =====         =====     =====

                                             GE Investments Funds, Inc.
                                         -----------------------------------------------------
                                                Premier
                                         Money  Growth  S&P 500(R)  Small-Cap   Total   U.S.
                                         Market Equity    Index    Value Equity Return Equity
                                          Fund   Fund      Fund        Fund      Fund   Fund
                                         ------ ------- ---------- ------------ ------ ------
Assets
Investments at fair market value (note
  2a):..................................   --     --      11,198      6,467       449  4,812
Dividend receivable.....................   --     --          --         --        --     --
                                           --     --      ------      -----     -----  -----
       Total assets.....................   --     --      11,198      6,467       449  4,812
                                           --     --      ------      -----     -----  -----
Liabilities
Accrued expenses payable to
  affiliate (note 4b)...................   --     --          --         --        --     --
                                           --     --      ------      -----     -----  -----
       Total liabilities................   --     --          --         --        --     --
                                           --     --      ------      -----     -----  -----
Net assets attributable to variable
  life policy owners....................   --     --      11,198      6,467       449  4,812
                                           ==     ==      ======      =====     =====  =====
Outstanding units (note 2b, 4a, and 5)..   --     --         925        545        39    412
                                           ==     ==      ======      =====     =====  =====
Net asset value per unit................   --     --       12.11      11.87     11.55  11.67
                                           ==     ==      ======      =====     =====  =====
Investments in securities, at cost......   --     --       9,601      5,863       433  4,384
                                           ==     ==      ======      =====     =====  =====
Shares outstanding......................   --     --         546        508        30    153
                                           ==     ==      ======      =====     =====  =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                                   Janus Aspen Series
                                         ---------------------------------------
                                                      International  Worldwide
                                           Balanced      Growth        Growth
                                         Portfolio -- Portfolio --  Portfolio --
                                           Service       Service      Service
                                            Shares       Shares        Shares
                                         ------------ ------------- ------------
Assets
Investments at fair market value (note
  2a):..................................   $10,008        4,245        2,696
Dividend receivable.....................        --           --           --
                                           -------        -----        -----
       Total assets.....................    10,008        4,245        2,696
                                           -------        -----        -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................        --           --           --
                                           -------        -----        -----
       Total liabilities................        --           --           --
                                           -------        -----        -----
Net assets attributable to variable
  life policy owners....................   $10,008        4,245        2,696
                                           =======        =====        =====
Outstanding units (note 2b, 4a, and 5)..       898          340          239
                                           =======        =====        =====
Net asset value per unit................   $ 11.15        12.49        11.28
                                           =======        =====        =====
Investments in securities, at cost......   $ 9,408        3,709        2,241
                                           =======        =====        =====
Shares outstanding......................       420          185          105
                                           =======        =====        =====

                                                  MFS(R) Variable Insurance Trust
                                         --------------------------------------------------
                                         MFS(R) Investors
                                           Growth Stock   MFS(R) Investors MFS(R) Utilities
                                            Series --     Trust Series --     Series --
                                          Service Class    Service Class    Service Class
                                              Shares           Shares           Shares
                                         ---------------- ---------------- ----------------
Assets
Investments at fair market value (note
  2a):..................................      4,880               25              219
Dividend receivable.....................         --               --               --
                                              -----            -----            -----
       Total assets.....................      4,880               25              219
                                              -----            -----            -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................         --               --               --
                                              -----            -----            -----
       Total liabilities................         --               --               --
                                              -----            -----            -----
Net assets attributable to variable
  life policy owners....................      4,880               25              219
                                              =====            =====            =====
Outstanding units (note 2b, 4a, and 5)..        434                2               16
                                              =====            =====            =====
Net asset value per unit................      11.25            11.41            13.86
                                              =====            =====            =====
Investments in securities, at cost......      4,622               24              203
                                              =====            =====            =====
Shares outstanding......................        569                2               14
                                              =====            =====            =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                         Nations Separate
                                          Account Trust          Oppenheimer Variable Account Funds
                                         ---------------- -------------------------------------------------
                                                             Oppenheimer     Oppenheimer   Oppenheimer Main
                                         Nations Marsico  Global Securities  Main Street   Street Small Cap
                                              Growth         Fund/VA --       Fund/VA --      Fund/VA --
                                            Portfolio      Service Shares   Service Shares  Service Shares
                                         ---------------- ----------------- -------------- ----------------
Assets
Investments at fair market value (note
  2a):..................................      $1,316              783           3,673           1,923
Dividend receivable.....................          --               --              --              --
                                              ------            -----           -----           -----
       Total assets.....................       1,316              783           3,673           1,923
                                              ------            -----           -----           -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................          --               --              --              --
                                              ------            -----           -----           -----
       Total liabilities................          --               --              --              --
                                              ------            -----           -----           -----
Net assets attributable to variable
  life policy owners....................      $1,316              783           3,673           1,923
                                              ======            =====           =====           =====
Outstanding units (note 2b, 4a, and 5)..         105               59             314             139
                                              ======            =====           =====           =====
Net asset value per unit................      $12.48            13.19           11.69           13.84
                                              ======            =====           =====           =====
Investments in securities, at cost......      $1,178              630           3,475           1,735
                                              ======            =====           =====           =====
Shares outstanding......................          89               31             192             143
                                              ======            =====           =====           =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003


                                                                   PIMCO Variable Insurance Trust
                                         -----------------------------------------------------------------------------------
                                                                                        Long-Term
                                             Foreign Bond          High Yield        U.S. Government        Total Return
                                             Portfolio --         Portfolio --         Portfolio --         Portfolio --
                                         Administrative Class Administrative Class Administrative Class Administrative Class
                                                Shares               Shares               Shares               Shares
                                         -------------------- -------------------- -------------------- --------------------
Assets
Investments at fair market value (note
  2a):..................................        $5,348               16,380               22,658               16,691
Dividend receivable.....................             9                   89                   55                   37
                                                ------               ------               ------               ------
       Total assets.....................         5,357               16,469               22,713               16,728
                                                ------               ------               ------               ------
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................             9                   89                   55                   37
                                                ------               ------               ------               ------
       Total liabilities................             9                   89                   55                   37
                                                ------               ------               ------               ------
Net assets attributable to variable
  life policy owners....................        $5,348               16,380               22,658               16,691
                                                ======               ======               ======               ======
Outstanding units (note 2b, 4a, and 5)..           505                1,228                2,079                1,530
                                                ======               ======               ======               ======
Net asset value per unit................        $10.59                13.34                10.90                10.91
                                                ======               ======               ======               ======
Investments in securities, at cost......        $5,448               15,705               23,146               16,723
                                                ======               ======               ======               ======
Shares outstanding......................           533                2,000                2,058                1,611
                                                ======               ======               ======               ======

                                         Van Kampen Life
                                         Investment Trust
                                         ----------------


                                             Comstock
                                           Portfolio --
                                         Class II Shares
                                         ----------------
Assets
Investments at fair market value (note
  2a):..................................      1,864
Dividend receivable.....................         --
                                              -----
       Total assets.....................      1,864
                                              -----
Liabilities
Accrued expenses payable to affiliate
  (note 4b).............................         --
                                              -----
       Total liabilities................         --
                                              -----
Net assets attributable to variable
  life policy owners....................      1,864
                                              =====
Outstanding units (note 2b, 4a, and 5)..        145
                                              =====
Net asset value per unit................      12.85
                                              =====
Investments in securities, at cost......      1,738
                                              =====
Shares outstanding......................        159
                                              =====

                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                           Statements of Operations

                                                                              AllianceBernstein Variable
                                             AIM Variable Insurance Funds     Products Series Fund, Inc.         Dreyfus
                                         ------------------------------------ ---------------------------  --------------------
                                                                 AIM V.I.      Growth and                   Dreyfus Investment
                                           AIM V.I. Capital       Premier        Income     Premier Growth Portfolios-Emerging
                                         Appreciation Fund -- Equity Fund --  Portfolio --   Portfolio --  Markets Portfolio --
                                           Series I Shares    Series I Shares   Class B        Class B        Initial Shares
                                         -------------------- --------------- ------------  -------------- --------------------
                                                                                                               Period from
                                                                                                            January 1, 2003 to
                                                                                                               November 14,
                                             Year ended December 31, 2003     Year ended December 31, 2003         2003
                                         ------------------------------------ ---------------------------  --------------------
Investment income:
   Income -- Ordinary dividends.........         $--                --              2             --                --
                                                 ---                --            ---             --                --
Net investment income (expense).........          --                --              2             --                --
                                                 ---                --            ---             --                --
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............          --                --             12             --                 2
   Unrealized appreciation
     (depreciation).....................           1                 1             91              2                --
   Capital gain distributions...........          --                --             --             --                --
                                                 ---                --            ---             --                --
Net realized and unrealized gain (loss)
  on investments........................           1                 1            103              2                 2
                                                 ---                --            ---             --                --
Increase (decrease) in net assets from
  operations............................         $ 1                 1            105              2                 2
                                                 ===                ==            ===             ==                ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                            Eaton Vance                                                 Fidelity Variable
                                          Variable Trust        Federated Insurance Series        Insurance Products Fund (VIP)
                                         ----------------- -----------------------------------  ---------------------------------
                                                               Federated
                                           VT Worldwide    High Income Bond  Federated Kaufmann VIP Equity-Income   VIP Growth
                                              Health          Fund II --         Fund II --       Portfolio --     Portfolio --
                                           Sciences Fund    Service Shares     Service Shares    Service Class 2  Service Class 2
                                         ----------------- ----------------- ------------------ ----------------- ---------------
                                            Period from                         Period from
                                          May 1, 2003 to      Year ended       May 1, 2003 to
                                         December 31, 2003 December 31, 2003 December 31, 2003    Year ended December 31, 2003
                                         ----------------- ----------------- ------------------ ---------------------------------
Investment income:
   Income -- Ordinary dividends.........        $--               --                 --                  2              --
                                                ---               --                 --                ---              --
Net investment income (expense).........         --               --                 --                  2              --
                                                ---               --                 --                ---              --
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............         (2)              11                 (1)                 9              --
   Unrealized appreciation
     (depreciation).....................         61               (6)                53                232              --
   Capital gain distributions...........         --               --                 --                 --              --
                                                ---               --                 --                ---              --
Net realized and unrealized gain (loss)
  on investments........................         59                5                 52                241              --
                                                ---               --                 --                ---              --
Increase (decrease) in net assets from
  operations............................        $59                5                 52                243              --
                                                ===               ==                 ==                ===              ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                         Fidelity Variable         Fidelity Variable
                                         Insurance Products       Insurance Products
                                          Fund II (VIP II)        Fund III (VIP III)        GE Investments Funds, Inc.
                                         ------------------ ------------------------------- --------------------------
                                                                VIP III
                                               VIP II          Growth &         VIP III
                                           Contrafund(R)        Income          Mid Cap                    Mid-Cap
                                            Portfolio --     Portfolio --    Portfolio --                Value Equity
                                          Service Class 2   Service Class 2 Service Class 2 Income Fund      Fund
                                         ------------------ --------------- --------------- -----------  ------------
                                             Year ended               Year ended                   Year ended
                                         December 31, 2003         December 31, 2003           December 31, 2003
                                         ------------------ ------------------------------- --------------------------
Investment income:
   Income -- Ordinary dividends.........       $   --              --               --          12            63
                                               ------             ---            -----          --           ---
Net investment income (expense).........           --              --               --          12            63
                                               ------             ---            -----          --           ---
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............           34               9               65          --            31
   Unrealized appreciation
     (depreciation).....................        1,241             373            2,251          (9)          712
   Capital gain distributions...........           --              --               --           2            --
                                               ------             ---            -----          --           ---
Net realized and unrealized gain (loss)
  on investments........................        1,275             382            2,316          (7)          743
                                               ------             ---            -----          --           ---
Increase (decrease) in net assets from
  operations............................       $1,275             382            2,316           5           806
                                               ======             ===            =====          ==           ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                              GE Investments Funds, Inc. (continued)
                                         --------------------------------------------------------------------------------
                                         Money     Premier    S&P 500(R)  Small-Cap
                                         Market Growth Equity   Index    Value Equity
                                          Fund      Fund         Fund        Fund     Total Return Fund U.S. Equity Fund
                                         ------ ------------- ---------- ------------ ----------------- -----------------
                                                                                         Period from
                                                                                       May 1, 2003 to      Year ended
                                                 Year ended December 31, 2003         December 31, 2003 December 31, 2003
                                         -------------------------------------------- ----------------- -----------------
Investment income:
   Income -- Ordinary dividends.........  $22        --           130          3              5                 39
                                          ---        --         -----        ---             --                ---
Net investment income (expense).........   22        --           130          3              5                 39
                                          ---        --         -----        ---             --                ---
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............   --         2            44         19              1                  8
   Unrealized appreciation
     (depreciation).....................   --        --         1,601        604             16                428
   Capital gain distributions...........   --        --            --         --             --                 --
                                          ---        --         -----        ---             --                ---
Net realized and unrealized gain (loss)
  on investments........................   --         2         1,645        623             17                436
                                          ---        --         -----        ---             --                ---
Increase (decrease) in net assets from
  operations............................  $22         2         1,775        626             22                475
                                          ===        ==         =====        ===             ==                ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                   Janus Aspen Series
                                         ---------------------------------------
                                                      International  Worldwide
                                           Balanced      Growth        Growth
                                         Portfolio -- Portfolio --  Portfolio --
                                           Service       Service      Service
                                            Shares       Shares        Shares
                                         ------------ ------------- ------------
                                              Year ended December 31, 2003
                                         ---------------------------------------
Investment income:
   Income -- Ordinary dividends.........     $172            4           20
                                             ----          ---          ---
Net investment income (expense).........      172            4           20
                                             ----          ---          ---
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       11           11           11
   Unrealized appreciation
     (depreciation).....................      601          536          455
   Capital gain distributions...........       --           --           --
                                             ----          ---          ---
Net realized and unrealized gain (loss)
  on investments........................      612          547          466
                                             ----          ---          ---
Increase (decrease) in net assets from
  operations............................     $784          551          486
                                             ====          ===          ===

                                                   MFS(R) Variable Insurance Trust
                                         ----------------------------------------------------
                                              MFS(R)          MFS(R)
                                         Investors Growth Investors Trust       MFS(R)
                                         Stock Series --     Series --    Utilities Series --
                                          Service Class    Service Class     Service Class
                                              Shares          Shares            Shares
                                         ---------------- --------------- -------------------
                                                     Year ended December 31, 2003
                                         ----------------------------------------------------
Investment income:
   Income -- Ordinary dividends.........        --              --                --
                                               ---              --                --
Net investment income (expense).........        --              --                --
                                               ---              --                --
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............        82              --                 1
   Unrealized appreciation
     (depreciation).....................       258               1                15
   Capital gain distributions...........        --              --                --
                                               ---              --                --
Net realized and unrealized gain (loss)
  on investments........................       340               1                16
                                               ---              --                --
Increase (decrease) in net assets from
  operations............................       340               1                16
                                               ===              ==                ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                         Nations Separate
                                          Account Trust     Oppenheimer Variable Account Funds
                                         ---------------- -------------------------------------------
                                                          Oppenheimer                   Oppenheimer
                                                            Global       Oppenheimer    Main Street
                                                          Securities     Main Street     Small Cap
                                         Nations Marsico  Fund/VA --     Fund/VA --      Fund/VA --
                                              Growth        Service        Service        Service
                                            Portfolio       Shares         Shares          Shares
                                         ---------------- -----------    -----------   --------------
                                           Period from                                  Period from
                                          May 1, 2003 to                               May 1, 2003 to
                                           December 31,                                 December 31,
                                               2003       Year ended December 31, 2003      2003
                                         ---------------- ---------------------------- --------------
Investment income:
   Income -- Ordinary dividends.........       $ --            --             --             --
Net investment income (expense).........         --            --             --             --
                                               ----           ---            ---            ---
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............         13             3              6              7
   Unrealized appreciation
     (depreciation).....................        138           154            198            187
   Capital gain distributions...........         --            --             --             --
                                               ----           ---            ---            ---
Net realized and unrealized gain (loss)
  on investments........................        151           157            204            194
                                               ----           ---            ---            ---
Increase (decrease) in net assets from
  operations............................       $151           157            204            194
                                               ====           ===            ===            ===

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                                                          Van Kampen
                                                                                                       Life Investment
                                                        PIMCO Variable Insurance Trust                      Trust
                                         -----------------------------------------------------------  ------------------
                                                                          Long-Term
                                          Foreign Bond    High Yield   U.S. Government  Total Return
                                          Portfolio --   Portfolio --   Portfolio --    Portfolio --       Comstock
                                         Administrative Administrative Administrative  Administrative Portfolio -- Class
                                          Class Shares   Class Shares   Class Shares    Class Shares      II Shares
                                         -------------- -------------- --------------- -------------- ------------------
                                                                                                          Year ended
                                                         Year ended December 31, 2003                 December 31, 2003
                                         -----------------------------------------------------------  ------------------
Investment income:
   Income -- Ordinary dividends.........     $  72            498            661            380               --
                                             -----          -----           ----            ---              ---
Net investment income (expense).........        72            498            661            380               --
                                             -----          -----           ----            ---              ---
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............        (5)             8           (237)            64                1
   Unrealized appreciation
     (depreciation).....................      (100)           674           (488)           (32)             127
   Capital gain distributions...........        --             --            159             85               --
                                             -----          -----           ----            ---              ---
Net realized and unrealized gain (loss)
  on investments........................      (105)           682           (566)           117              128
                                             -----          -----           ----            ---              ---
Increase (decrease) in net assets from
  operations............................     $ (33)         1,180             95            497              128
                                             =====          =====           ====            ===              ===


                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                      Statements of Changes in Net Assets


                                                        AIM Variable Insurance Funds
                                             ---------------------------------------------------
                                                 AIM V.I. Capital          AIM V.I. Premier
                                               Appreciation Fund --         Equity Fund --
                                                  Series I Shares           Series I Shares
                                             ------------------------- -------------------------
                                                          Period from               Period from
                                                           August 20,                August 20,
                                              Year ended    2002 to     Year ended    2002 to
                                             December 31, December 31, December 31, December 31,
                                                 2003         2002         2003         2002
                                             ------------ ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........     $ --          --           --           --
   Net realized gain (loss) on
     investments............................       --          --           --           --
   Unrealized appreciation
     (depreciation) on investments..........        1          --            1           --
   Capital gain distributions...............       --          --           --           --
                                                 ----          --          ---           --
       Increase (decrease) in net
         assets from operations.............        1          --            1           --
                                                 ----          --          ---           --
From capital transactions:
   Net premiums.............................       47          --           32           --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....      (24)         --          (16)          --
     Transfers (to) from the Guarantee
       Account..............................       --          --           (1)          --
     Transfers (to) from other
       subaccounts..........................       --          --           --           --
                                                 ----          --          ---           --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............       23          --           15           --
                                                 ----          --          ---           --
Increase (decrease) in net assets...........       24          --           16           --
                                                 ----          --          ---           --
Net assets at beginning of year.............       --          --           --           --
                                                 ----          --          ---           --
Net assets at end of year...................     $ 24          --           16           --
                                                 ====          ==          ===           ==
Changes in units (note 5):
   Units purchased..........................        4          --            3           --
   Units redeemed...........................       (2)         --           (2)          --
                                                 ----          --          ---           --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................        2          --            1           --
                                                 ====          ==          ===           ==

                                             AllianceBernstein Variable Products Series Fund, Inc.
                                             ---------------------------------------------------
                                                                              Premier Growth
                                                 Growth and Income             Portfolio --
                                               Portfolio -- Class B               Class B
                                             ------------------------    -------------------------
                                                            Period from               Period from
                                                             August 20,                August 20,
                                              Year ended      2002 to     Year ended    2002 to
                                             December 31,   December 31, December 31, December 31,
                                                 2003           2002         2003         2002
                                             ------------   ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........        2            --           --           --
   Net realized gain (loss) on
     investments............................       12             1           --           --
   Unrealized appreciation
     (depreciation) on investments..........       91            (3)           2           --
   Capital gain distributions...............       --            --           --           --
                                                -----           ---          ---           --
       Increase (decrease) in net
         assets from operations.............      105            (2)           2           --
                                                -----           ---          ---           --
From capital transactions:
   Net premiums.............................      656            85          142           --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....     (173)          (25)         (18)          --
     Transfers (to) from the Guarantee
       Account..............................    1,415            --            2           --
     Transfers (to) from other
       subaccounts..........................       --            30           --           --
                                                -----           ---          ---           --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............    1,898            90          126           --
                                                -----           ---          ---           --
Increase (decrease) in net assets...........    2,003            88          128           --
                                                -----           ---          ---           --
Net assets at beginning of year.............       88            --           --           --
                                                -----           ---          ---           --
Net assets at end of year...................    2,091            88          128           --
                                                =====           ===          ===           ==
Changes in units (note 5):
   Units purchased..........................      173            12           14           --
   Units redeemed...........................      (14)           (3)          (2)          --
                                                -----           ---          ---           --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................      159             9           12           --
                                                =====           ===          ===           ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                      Eaton Vance
                                                     Dreyfus         Variable Trust
                                             ----------------------- --------------
                                               Dreyfus Investment
                                             Portfolios --  Emerging  VT Worldwide
                                              Markets Portfolio --       Health
                                                  Initial Shares     Sciences Fund
                                             ----------------------- --------------
                                                   Period from        Period from
                                               January 1, 2003 to    May 1, 2003 to
                                                  November 14,        December 31,
                                                      2003                2003
                                             ----------------------- --------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........          $ --                  --
   Net realized gain (loss) on
     investments............................             2                  (2)
   Unrealized appreciation
     (depreciation) on investments..........            --                  61
   Capital gain distributions...............            --                  --
                                                      ----               -----
       Increase (decrease) in net
         assets from operations.............             2                  59
                                                      ----               -----
From capital transactions:
   Net premiums.............................            --                  --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....           (22)                (80)
     Transfers (to) from the Guarantee
       Account..............................            20               1,820
     Transfers (to) from other
       subaccounts..........................            --                  --
                                                      ----               -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............            (2)              1,740
                                                      ----               -----
Increase (decrease) in net assets...........            --               1,799
Net assets at beginning of year.............            --                  --
                                                      ----               -----
Net assets at end of year...................          $ --               1,799
                                                      ====               =====
Changes in units (note 5):
   Units purchased..........................            --                 157
   Units redeemed...........................            --                  (7)
                                                      ----               -----
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................            --                 150
                                                      ====               =====

                                                            Federated Insurance Series
                                             --------------------------------------------------------


                                               Federated High Income Bond       Federated Kaufmann
                                                Fund II -- Service Shares    Fund II -- Service Shares
                                             ------------------------------- -------------------------
                                                             Period from            Period from
                                              Year ended  August 20, 2002 to      May 1, 2003 to
                                             December 31,    December 31,          December 31,
                                                 2003            2002                  2003
                                             ------------ ------------------ -------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........      --              --                      --
   Net realized gain (loss) on
     investments............................      11              --                      (1)
   Unrealized appreciation
     (depreciation) on investments..........      (6)             --                      53
   Capital gain distributions...............      --              --                      --
                                                 ---              --                   -----
       Increase (decrease) in net
         assets from operations.............       5              --                      52
                                                 ---              --                   -----
From capital transactions:
   Net premiums.............................     276              --                      --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....     (49)             --                    (162)
     Transfers (to) from the Guarantee
       Account..............................      --              --                   3,638
     Transfers (to) from other
       subaccounts..........................      --              --                      --
                                                 ---              --                   -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     227              --                   3,476
                                                 ---              --                   -----
Increase (decrease) in net assets...........     232              --                   3,528
Net assets at beginning of year.............      --              --                      --
                                                 ---              --                   -----
Net assets at end of year...................     232              --                   3,528
                                                 ===              ==                   =====
Changes in units (note 5):
   Units purchased..........................      22              --                     275
   Units redeemed...........................      (4)             --                     (12)
                                                 ---              --                   -----
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................      18              --                     263
                                                 ===              ==                   =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                       Fidelity Variable Insurance             Fidelity Variable Insurance
                                                           Products Fund (VIP)                 Products Fund II (VIP II)
                                           --------------------------------------------------- ---------------------------
                                                  VIP Equity-
                                              Income Portfolio --     VIP Growth Portfolio --    VIP II Contrafund(R)
                                                Service Class 2           Service Class 2      Portfolio -- Service Class 2
                                           ------------------------  ------------------------- ---------------------------
                                                        Period from               Period from                 Period from
                                                         August 20,                August 20,                  August 20,
                                            Year ended    2002 to     Year ended    2002 to     Year ended      2002 to
                                           December 31, December 31, December 31, December 31, December 31,   December 31,
                                               2003         2002         2003         2002         2003           2002
                                           ------------ ------------ ------------ ------------ ------------   ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........    $    2         --            --          --            --            --
 Net realized gain (loss) on investments..         9          2            --          --            34            --
 Unrealized appreciation (depreciation)
   on investments.........................       232         (3)           --          --         1,241            --
 Capital gain distributions...............        --         --            --          --            --            --
                                              ------        ---         -----          --         -----            --
    Increase (decrease) in net assets
     from operations......................       243         (1)           --          --         1,275            --
                                              ------        ---         -----          --         -----            --
From capital transactions:
 Net premiums.............................       513         85            --          --           228            --
 Transfers (to) from the general
   account of GE Capital Life Assurance
   Company of New York:
   Cost of insurance and administrative
    expenses (note 4a)....................      (192)       (25)           --          --          (366)           --
   Transfers (to) from the Guarantee
    Account...............................       936         30         1,533          --         6,551            --
   Transfers (to) from other subaccounts..        --         --            --          --            --            --
                                              ------        ---         -----          --         -----            --
    Increase (decrease) in net assets
     from capital transactions (note 5)...     1,257         90         1,533          --         6,413            --
                                              ------        ---         -----          --         -----            --
Increase (decrease) in net assets.........     1,500         89         1,533          --         7,688            --
                                              ------        ---         -----          --         -----            --
Net assets at beginning of year...........        89         --            --          --            --            --
                                              ------        ---         -----          --         -----            --
Net assets at end of year.................    $1,589         89         1,533          --         7,688            --
                                              ======        ===         =====          ==         =====            ==
Changes in units (note 5):
 Units purchased..........................       137         10           125          --           662            --
 Units redeemed...........................       (18)        (1)           --          --           (36)           --
                                              ------        ---         -----          --         -----            --
 Net increase in units from capital
   transactions with policy owners
   during the years ended December 31,
   2003 and 2002..........................       119          9           125          --           626            --
                                              ======        ===         =====          ==         =====            ==

                                                       Fidelity Variable Insurance
                                                       Products Fund III (VIP III)
                                           ---------------------------------------------------------

                                            VIP III Growth & Income          VIP III Mid Cap
                                           Portfolio -- Service Class 2 Portfolio -- Service Class 2
                                           ---------------------------- ----------------------------
                                                          Period from                  Period from
                                                           August 20,                   August 20,
                                            Year ended      2002 to      Year ended      2002 to
                                           December 31,   December 31,  December 31,   December 31,
                                               2003           2002          2003           2002
                                           ------------   ------------  ------------   ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       --            --             --            --
 Net realized gain (loss) on investments..        9            --             65            --
 Unrealized appreciation (depreciation)
   on investments.........................      373            --          2,251            --
 Capital gain distributions...............       --            --             --            --
                                              -----            --          -----            --
    Increase (decrease) in net assets
     from operations......................      382            --          2,316            --
                                              -----            --          -----            --
From capital transactions:
 Net premiums.............................    4,816            --            370            --
 Transfers (to) from the general
   account of GE Capital Life Assurance
   Company of New York:
   Cost of insurance and administrative
    expenses (note 4a)....................     (276)           --           (468)           --
   Transfers (to) from the Guarantee
    Account...............................       --            --          7,036            --
   Transfers (to) from other subaccounts..       --            --             --            --
                                              -----            --          -----            --
    Increase (decrease) in net assets
     from capital transactions (note 5)...    4,540            --          6,938            --
                                              -----            --          -----            --
Increase (decrease) in net assets.........    4,922            --          9,254            --
                                              -----            --          -----            --
Net assets at beginning of year...........       --            --             --            --
                                              -----            --          -----            --
Net assets at end of year.................    4,922            --          9,254            --
                                              =====            ==          =====            ==
Changes in units (note 5):
 Units purchased..........................      440            --            732            --
 Units redeemed...........................      (25)           --            (46)           --
                                              -----            --          -----            --
 Net increase in units from capital
   transactions with policy owners
   during the years ended December 31,
   2003 and 2002..........................      415            --            686            --
                                              =====            ==          =====            ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                               GE Investments Funds, Inc.
                                             ---------------------------------------------------------------
                                                       Income Fund              Mid-Cap Value Equity Fund
                                             ------------------------------  ------------------------------
                                                             Period from                     Period from
                                              Year ended  August 20, 2002 to  Year ended  August 20, 2002 to
                                             December 31,    December 31,    December 31,    December 31,
                                                 2003            2002            2003            2002
                                             ------------ ------------------ ------------ ------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........     $ 12              1               63             --
   Net realized gain (loss) on
     investments............................       --              1               31             --
   Unrealized appreciation
     (depreciation) on investments..........       (9)            (2)             712             (1)
   Capital gain distributions...............        2              1               --             --
                                                 ----            ---            -----            ---
       Increase (decrease) in net
         assets from operations.............        5              1              806             (1)
                                                 ----            ---            -----            ---
From capital transactions:
   Net premiums.............................      256             42            5,120             43
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....      (73)           (12)            (396)           (12)
     Transfers (to) from the Guarantee
       Account..............................       --             --            1,307             --
     Transfers (to) from other
       subaccounts..........................       --             15               --             15
                                                 ----            ---            -----            ---
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............      183             45            6,031             46
                                                 ----            ---            -----            ---
Increase (decrease) in net assets...........      188             46            6,837             45
                                                 ----            ---            -----            ---
Net assets at beginning of year.............       46             --               45             --
                                                 ----            ---            -----            ---
Net assets at end of year...................     $234             46            6,882             45
                                                 ====            ===            =====            ===
Changes in units (note 5):
   Units purchased..........................       25              5              582              6
   Units redeemed...........................       (7)            (1)             (36)            (1)
                                                 ----            ---            -----            ---
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................       18              4              546              5
                                                 ====            ===            =====            ===

                                             -------------------------------
                                                    Money Market Fund
                                             ------------------------------
                                                             Period from
                                              Year ended  August 20, 2002 to
                                             December 31,    December 31,
                                                 2003            2002
                                             ------------ ------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........        22             --
   Net realized gain (loss) on
     investments............................        --             --
   Unrealized appreciation
     (depreciation) on investments..........        --             --
   Capital gain distributions...............        --             --
                                               -------           ----
       Increase (decrease) in net
         assets from operations.............        22             --
                                               -------           ----
From capital transactions:
   Net premiums.............................    80,689            213
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....    (2,257)           (63)
     Transfers (to) from the Guarantee
       Account..............................   (78,454)           (30)
     Transfers (to) from other
       subaccounts..........................        --           (120)
                                               -------           ----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............       (22)            --
                                               -------           ----
Increase (decrease) in net assets...........        --             --
                                               -------           ----
Net assets at beginning of year.............        --             --
                                               -------           ----
Net assets at end of year...................        --             --
                                               =======           ====
Changes in units (note 5):
   Units purchased..........................        --             --
   Units redeemed...........................        --             --
                                               -------           ----
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................        --             --
                                               =======           ====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                                  GE Investments Funds, Inc. (continued)
                                           -----------------------------------------------------------------------------
                                                Premier Growth                                         Small-Cap
                                                  Equity Fund          S&P 500(R) Index Fund       Value Equity Fund
                                           ------------------------- ------------------------  -------------------------
                                                        Period from               Period from               Period from
                                                         August 20,                August 20,                August 20,
                                            Year ended    2002 to     Year ended    2002 to     Year ended    2002 to
                                           December 31, December 31, December 31, December 31, December 31, December 31,
                                               2003         2002         2003         2002         2003         2002
                                           ------------ ------------ ------------ ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)........     $ --          --            130          1             3          --
   Net realized gain (loss) on
    investments...........................        2          --             44         --            19          --
   Unrealized appreciation
    (depreciation) on investments.........       --          --          1,601         (4)          604          --
   Capital gain distributions.............       --          --             --         --            --          --
                                               ----          --         ------        ---         -----          --
    Increase (decrease) in net assets
     from operations......................        2          --          1,775         (3)          626          --
                                               ----          --         ------        ---         -----          --
From capital transactions:
 Net premiums.............................       --          --            656         86         2,523          --
 Transfers (to) from the general
   account of GE Capital Life Assurance
   Company of New York:
   Cost of insurance and administrative
    expenses (note 4a)....................      (23)         --           (684)       (25)         (341)         --
   Transfers (to) from the Guarantee
    Account...............................       21          --          9,363         --         3,659          --
   Transfers (to) from other subaccounts..       --          --             --         30            --          --
                                               ----          --         ------        ---         -----          --
    Increase (decrease) in net assets
     from capital transactions (note 5)...       (2)         --          9,335         91         5,841          --
                                               ----          --         ------        ---         -----          --
Increase (decrease) in net assets.........       --          --         11,110         88         6,467          --
                                               ----          --         ------        ---         -----          --
Net assets at beginning of year...........       --          --             88         --            --          --
                                               ----          --         ------        ---         -----          --
Net assets at end of year.................     $ --          --         11,198         88         6,467          --
                                               ====          ==         ======        ===         =====          ==
Changes in units (note 5):
   Units purchased........................       --          --            983         11           577          --
   Units redeemed.........................       --          --            (67)        (2)          (32)         --
                                               ----          --         ------        ---         -----          --
 Net increase in units from capital
   transactions with policy owners
   during the years ended December 31,
   2003 and 2002..........................       --          --            916          9           545          --
                                               ====          ==         ======        ===         =====          ==

                                           ---------------------------------------
                                              Total
                                           Return Fund      U.S. Equity Fund
                                           ------------ -------------------------
                                              Period                 Period from
                                              May 1,                  August 20,
                                             2003 to     Year ended    2002 to
                                           December 31, December 31, December 31,
                                               2003         2003         2002
                                           ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)........       5            39          --
   Net realized gain (loss) on
    investments...........................       1             8          --
   Unrealized appreciation
    (depreciation) on investments.........      16           428          --
   Capital gain distributions.............      --            --          --
                                               ---         -----          --
    Increase (decrease) in net assets
     from operations......................      22           475          --
                                               ---         -----          --
From capital transactions:
 Net premiums.............................     502         4,589          --
 Transfers (to) from the general
   account of GE Capital Life Assurance
   Company of New York:
   Cost of insurance and administrative
    expenses (note 4a)....................     (75)         (251)         --
   Transfers (to) from the Guarantee
    Account...............................      --            (1)         --
   Transfers (to) from other subaccounts..      --            --          --
                                               ---         -----          --
    Increase (decrease) in net assets
     from capital transactions (note 5)...     427         4,337          --
                                               ---         -----          --
Increase (decrease) in net assets.........     449         4,812          --
                                               ---         -----          --
Net assets at beginning of year...........      --            --          --
                                               ---         -----          --
Net assets at end of year.................     449         4,812          --
                                               ===         =====          ==
Changes in units (note 5):
   Units purchased........................      46           436          --
   Units redeemed.........................      (7)          (24)         --
                                               ---         -----          --
 Net increase in units from capital
   transactions with policy owners
   during the years ended December 31,
   2003 and 2002..........................      39           412          --
                                               ===         =====          ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                                   Janus Aspen Series
                                             -----------------------------------------------------------------
                                                  Balanced Portfolio --      International Growth Portfolio --
                                                     Service Shares                   Service Shares
                                             ------------------------------  ---------------------------------
                                                             Period from                      Period from
                                              Year ended  August 20, 2002 to  Year ended   August 20, 2002 to
                                             December 31,    December 31,    December 31,     December 31,
                                                 2003            2002            2003             2002
                                             ------------ ------------------ ------------  ------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........   $   172            --                4              --
   Net realized gain (loss) on
     investments............................        11             1               11              --
   Unrealized appreciation
     (depreciation) on investments..........       601            (1)             536              --
   Capital gain distributions...............        --            --               --              --
                                               -------           ---            -----              --
       Increase (decrease) in net
         assets from operations.............       784            --              551              --
                                               -------           ---            -----              --
From capital transactions:
   Net premiums.............................       400            43            2,295              --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....      (614)          (12)            (133)             --
     Transfers (to) from the Guarantee
       Account..............................     9,393            (1)           1,532              --
     Transfers (to) from other
       subaccounts..........................        --            15               --              --
                                               -------           ---            -----              --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     9,179            45            3,694              --
                                               -------           ---            -----              --
Increase (decrease) in net assets...........     9,963            45            4,245              --
                                               -------           ---            -----              --
Net assets at beginning of year.............        45            --               --              --
                                               -------           ---            -----              --
Net assets at end of year...................   $10,008            45            4,245              --
                                               =======           ===            =====              ==
Changes in units (note 5):
   Units purchased..........................       953             6              352              --
   Units redeemed...........................       (60)           (1)             (12)             --
                                               -------           ---            -----              --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................       893             5              340              --
                                               =======           ===            =====              ==

                                             --------------------------------
                                              Worldwide Growth Portfolio --
                                                      Service Shares
                                             -------------------------------
                                                             Period from
                                              Year ended  August 20, 2002 to
                                             December 31,    December 31,
                                                 2003            2002
                                             ------------ ------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........       20             --
   Net realized gain (loss) on
     investments............................       11             --
   Unrealized appreciation
     (depreciation) on investments..........      455             --
   Capital gain distributions...............       --             --
                                                -----             --
       Increase (decrease) in net
         assets from operations.............      486             --
                                                -----             --
From capital transactions:
   Net premiums.............................       --             --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....     (130)            --
     Transfers (to) from the Guarantee
       Account..............................    2,340             --
     Transfers (to) from other
       subaccounts..........................       --             --
                                                -----             --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............    2,210             --
                                                -----             --
Increase (decrease) in net assets...........    2,696             --
                                                -----             --
Net assets at beginning of year.............       --             --
                                                -----             --
Net assets at end of year...................    2,696             --
                                                =====             ==
Changes in units (note 5):
   Units purchased..........................      253             --
   Units redeemed...........................      (14)            --
                                                -----             --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................      239             --
                                                =====             ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                             MFS(R) Variable Insurance Trust
                                             ------------------------------------------------------------------------
                                             MFS(R) Investors Growth Stock Series -- MFS(R) Investors Trust Series --
                                                      Service Class Shares               Service Class Shares
                                             --------------------------------------  --------------------------------
                                                                                                      Period from
                                                                    Period from       Year ended    August 20, 2002
                                                Year ended        August 20, 2002    December 31,   to December 31,
                                             December 31, 2003  to December 31, 2002     2003            2002
                                             -----------------  -------------------- ------------   ---------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........      $   --                 --               --              --
   Net realized gain (loss) on
     investments............................          82                 --               --              --
   Unrealized appreciation
     (depreciation) on investments..........         258                 --                1              --
   Capital gain distributions...............          --                 --               --              --
                                                  ------                 --              ---              --
       Increase (decrease) in net
         assets from operations.............         340                 --                1              --
                                                  ------                 --              ---              --
From capital transactions:
   Net premiums.............................       4,816                 --               48              --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....        (276)                --              (24)             --
     Transfers (to) from the Guarantee
       Account..............................          --                 --               --              --
     Transfers (to) from other
       subaccounts..........................          --                 --               --              --
                                                  ------                 --              ---              --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............       4,540                 --               24              --
                                                  ------                 --              ---              --
Increase (decrease) in net assets...........       4,880                 --               25              --
                                                  ------                 --              ---              --
Net assets at beginning of year.............          --                 --               --              --
                                                  ------                 --              ---              --
Net assets at end of year...................      $4,880                 --               25              --
                                                  ======                 ==              ===              ==
Changes in units (note 5):
   Units purchased..........................         460                 --                4              --
   Units redeemed...........................         (26)                --               (2)             --
                                                  ------                 --              ---              --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................         434                 --                2              --
                                                  ======                 ==              ===              ==

                                             ----------------------------
                                              MFS(R) Utilities Series --
                                                 Service Class Shares
                                             ----------------------------
                                                            Period from
                                              Year ended  August 20, 2002
                                             December 31, to December 31,
                                                 2003          2002
                                             ------------ ---------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........      --            --
   Net realized gain (loss) on
     investments............................       1            --
   Unrealized appreciation
     (depreciation) on investments..........      15            --
   Capital gain distributions...............      --            --
                                                 ---            --
       Increase (decrease) in net
         assets from operations.............      16            --
                                                 ---            --
From capital transactions:
   Net premiums.............................     229            --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....     (26)           --
     Transfers (to) from the Guarantee
       Account..............................      --            --
     Transfers (to) from other
       subaccounts..........................      --            --
                                                 ---            --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     203            --
                                                 ---            --
Increase (decrease) in net assets...........     219            --
                                                 ---            --
Net assets at beginning of year.............      --            --
                                                 ---            --
Net assets at end of year...................     219            --
                                                 ===            ==
Changes in units (note 5):
   Units purchased..........................      18            --
   Units redeemed...........................      (2)           --
                                                 ---            --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................      16            --
                                                 ===            ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                             Nations Separate
                                              Account Trust                              Oppenheimer Variable Account Funds
                                             ---------------- ---------------------------------------------------------------

                                             Nations Marsico   Oppenheimer Global Securities      Oppenheimer Main Street
                                             Growth Portfolio    Fund/VA -- Service Shares       Fund/VA -- Service Shares
                                             ---------------- ------------------------------- -------------------------------
                                               Period from                    Period from                     Period from
                                              May 1, 2003 to   Year ended  August 20, 2002 to  Year ended  August 20, 2002 to
                                               December 31,   December 31,    December 31,    December 31,    December 31,
                                                   2003           2003            2002            2003            2002
                                             ---------------- ------------ ------------------ ------------ ------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........      $   --           --              --               --             --
   Net realized gain (loss) on
     investments............................          13            3              --                6             --
   Unrealized appreciation
     (depreciation) on investments..........         138          154              --              198             --
   Capital gain distributions...............          --           --              --               --             --
                                                  ------          ---              --            -----             --
       Increase (decrease) in net
         assets from operations.............         151          157              --              204             --
                                                  ------          ---              --            -----             --
From capital transactions:
   Net premiums.............................          --           --              --               --             --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....         (51)         (28)             --             (231)            --
     Transfers (to) from the Guarantee
       Account..............................       1,216          654              --            3,700             --
     Transfers (to) from other
       subaccounts..........................          --           --              --               --             --
                                                  ------          ---              --            -----             --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............       1,165          626              --            3,469             --
                                                  ------          ---              --            -----             --
Increase (decrease) in net assets...........       1,316          783              --            3,673             --
                                                  ------          ---              --            -----             --
Net assets at beginning of year.............          --           --              --               --             --
                                                  ------          ---              --            -----             --
Net assets at end of year...................      $1,316          783              --            3,673             --
                                                  ======          ===              ==            =====             ==
Changes in units (note 5):
   Units purchased..........................         110           62              --              335             --
   Units redeemed...........................          (5)          (3)             --              (21)            --
                                                  ------          ---              --            -----             --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................         105           59              --              314             --
                                                  ======          ===              ==            =====             ==


                                             -------------------------
                                              Oppenheimer Main Street
                                                     Small Cap
                                             Fund/VA -- Service Shares
                                             -------------------------
                                                    Period from
                                                  May 1, 2003 to
                                                   December 31,
                                                       2003
                                             -------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........              --
   Net realized gain (loss) on
     investments............................               7
   Unrealized appreciation
     (depreciation) on investments..........             187
   Capital gain distributions...............              --
                                                       -----
       Increase (decrease) in net
         assets from operations.............             194
                                                       -----
From capital transactions:
   Net premiums.............................             142
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....             (59)
     Transfers (to) from the Guarantee
       Account..............................           1,646
     Transfers (to) from other
       subaccounts..........................              --
                                                       -----
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............           1,729
                                                       -----
Increase (decrease) in net assets...........           1,923
                                                       -----
Net assets at beginning of year.............              --
                                                       -----
Net assets at end of year...................           1,923
                                                       =====
Changes in units (note 5):
   Units purchased..........................             144
   Units redeemed...........................              (5)
                                                       -----
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................             139
                                                       =====

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                                                 PIMCO Variable Insurance Trust
                                             -----------------------------------------------------------------------------------
                                                                                                          Long-Term U.S.
                                             Foreign Bond Portfolio --    High Yield Portfolio --     Government Portfolio --
                                             Administrative Class Shares Administrative Class Shares Administrative Class Shares
                                             --------------------------- --------------------------  ---------------------------
                                                           Period from                 Period from                 Period from
                                                            August 20,                  August 20,                  August 20,
                                              Year ended     2002 to      Year ended     2002 to      Year ended     2002 to
                                             December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                 2003          2002          2003          2002          2003          2002
                                             ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........    $   72          --             498          --             661          --
   Net realized gain (loss) on
     investments............................        (5)         --               8           1            (237)         --
   Unrealized appreciation
     (depreciation) on investments..........      (100)         --             674          (1)           (488)         --
   Capital gain distributions...............        --          --              --          --             159          --
                                                ------          --          ------         ---          ------          --
       Increase (decrease) in net
         assets from operations.............       (33)         --           1,180          --              95          --
                                                ------          --          ------         ---          ------          --
From capital transactions:
   Net premiums.............................        --          --           7,353          43          28,409          --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....      (245)         --            (853)        (12)         (3,413)         --
     Transfers (to) from the Guarantee
       Account..............................     5,626          --           8,654          --          (2,433)         --
     Transfers (to) from other
       subaccounts..........................        --          --              --          15              --          --
                                                ------          --          ------         ---          ------          --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     5,381          --          15,154          46          22,563          --
                                                ------          --          ------         ---          ------          --
Increase (decrease) in net assets...........     5,348          --          16,334          46          22,658          --
                                                ------          --          ------         ---          ------          --
Net assets at beginning of year.............        --          --              46          --              --          --
                                                ------          --          ------         ---          ------          --
Net assets at end of year...................    $5,348          --          16,380          46          22,658          --
                                                ======          ==          ======         ===          ======          ==
Changes in units (note 5):
   Units purchased..........................       528          --           1,293           5           2,618          --
   Units redeemed...........................       (23)         --             (69)         (1)           (539)         --
                                                ------          --          ------         ---          ------          --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................       505          --           1,224           4           2,079          --
                                                ======          ==          ======         ===          ======          ==

                                             ----------------------------

                                             Total Return Portfolio --
                                             Administrative Class Shares
                                             ---------------------------
                                                           Period from
                                                            August 20,
                                              Year ended     2002 to
                                             December 31,  December 31,
                                                 2003          2002
                                             ------------  ------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........       380          --
   Net realized gain (loss) on
     investments............................        64          --
   Unrealized appreciation
     (depreciation) on investments..........       (32)         --
   Capital gain distributions...............        85          --
                                                ------          --
       Increase (decrease) in net
         assets from operations.............       497          --
                                                ------          --
From capital transactions:
   Net premiums.............................    12,375          --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....    (2,996)         --
     Transfers (to) from the Guarantee
       Account..............................     6,815          --
     Transfers (to) from other
       subaccounts..........................        --          --
                                                ------          --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............    16,194          --
                                                ------          --
Increase (decrease) in net assets...........    16,691          --
                                                ------          --
Net assets at beginning of year.............        --          --
                                                ------          --
Net assets at end of year...................    16,691          --
                                                ======          ==
Changes in units (note 5):
   Units purchased..........................     1,813          --
   Units redeemed...........................      (283)         --
                                                ------          --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................     1,530          --
                                                ======          ==

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                                                      Van Kampen Life Investment Trust
                                             ---------------------------------------------------
                                              Comstock Portfolio --     Comstock Portfolio --
                                                 Class II Shares           Class II Shares
                                             ----------------------- ---------------------------
                                                                     Period from August 20, 2002
                                             Year ended December 31,       to December 31,
                                                      2003                      2002
                                             ----------------------- ---------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........         $   --                      --
   Net realized gain (loss) on
     investments............................              1                      --
   Unrealized appreciation
     (depreciation) on investments..........            127                      --
   Capital gain distributions...............             --                      --
                                                     ------                      --
       Increase (decrease) in net
         assets from operations.............            128                      --
                                                     ------                      --
From capital transactions:
   Net premiums.............................             --                      --
   Transfers (to) from the general
     account of GE Capital Life
     Assurance Company of New York:
     Cost of insurance and
       administrative expenses (note 4a)....            (82)                     --
     Transfers (to) from the Guarantee
       Account..............................          1,818                      --
     Transfers (to) from other
       subaccounts..........................             --                      --
                                                     ------                      --
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............          1,736                      --
                                                     ------                      --
Increase (decrease) in net assets...........          1,864                      --
                                                     ------                      --
Net assets at beginning of year.............             --                      --
                                                     ------                      --
Net assets at end of year...................         $1,864                      --
                                                     ======                      ==
Changes in units (note 5):
   Units purchased..........................            152                      --
   Units redeemed...........................             (7)                     --
                                                     ------                      --
   Net increase in units from capital
     transactions with policy owners
     during the years ended December
     31, 2003 and 2002......................            145                      --
                                                     ======                      ==

                See accompanying notes to financial statements.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                         Notes to Financial Statements

                               December 31, 2003

(1)Description of Entity

   GE Capital Life Separate Account III (the Account) is a separate investment account established in 2000 by GE Capital Life Assurance Company of New York (GE Capital Life) under the laws of the State of New York. The Account is registered with the Securities and Exchange Commission under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is used to fund certain benefits for flexible premium single life and joint and last survivor variable life insurance policies issued by GE Capital Life.

   GE Capital Life is a stock life insurance company that was incorporated in the State of New York on February 23, 1988 under the name First GNA Life Insurance Company of New York. In February 1990, GE Capital Life was transferred to a wholly-owned subsidiary of Great Northern Insured Annuity Corporation from GNA Life Insurance Company. In October 1993, GE Capital Life was the surviving entity in a merger with United Pacific Reliance Life Insurance Company of New York and as a result became partially-owned by United Pacific Life Insurance Company (UPL). UPL later changed its name to General Electric Capital Assurance Company (GECA). On February 1, 1996, First GNA Life Insurance Company of New York changed its name to GE Capital Life Assurance Company of New York. In January 1999, GE Capital Life became a wholly-owned subsidiary of GECA when Great Northern Insured Annuity Corporation merged with and into GECA

   GECA is indirectly-owned by GE Financial Assurance Holdings, Inc., which in turn is directly-owned by GE Insurance, Inc., (GEI). GEI is a direct, wholly-owned subsidiary of GE Capital Corporation (GECC), which in turn is wholly-owned, directly or indirectly, by General Electric Company (GE).

   On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Capital Life, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

   During 2002, the Account commenced financial operations when GE Capital Life began sales of its flexible premium single life variable life insurance policy (policy form NY1260) and its flexible premium joint and last survivor life policy (policy form NY 1261).

   Effective May 1, 2003, the following Portfolios were added to the Account:

AIM Variable Insurance                Greenwich Street Series
  Funds                                 Fund
  AIM V.I. Basic Value
   Fund -- Series II
   Shares                                Salomon Brothers Variable Emerging Growth Fund -- Class II
AllianceBernstein
  Variable Products                   Nations Separate Account
  Series Fund, Inc.                     Trust
  Technology                            Nations Marsico Growth
   Portfolio -- Class B                  Portfolio
Eaton Vance Variable Trust              Nations Marsico
                                         International
                                         Opportunities Portfolio
  VT Floating-Rate Income             Oppenheimer Variable
   Fund                                 Account Funds
  VT Worldwide Health                   Oppenheimer Aggressive
   Sciences Fund                         Growth
Federated Insurance Series               Fund/VA -- Service
                                         Shares
  Federated Kaufmann Fund
   II -- Service Shares                 Oppenheimer Capital
Fidelity Variable                        Appreciation
Insurance Products Fund                  Fund/VA -- Service
III (VIP III)                            Shares
  VIP III Dynamic Capital               Oppenheimer Main Street
   Appreciation Portfolio -- Service     Small Cap Fund/
   Class 2                               VA -- Service Shares
GE Investments Funds, Inc.            The Prudential Series
                                        Fund, Inc.
  Real Estate Securities                Jennison 20/20 Focus
   Fund                                  Portfolio -- Class II
  Total Return Fund                     Jennison
                                         Portfolio -- Class II
                                      Salomon Brothers Variable
                                        Series Fund Inc
                                        Salomon Brothers
                                         Variable All Cap
                                         Fund -- Class II

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003


All designated portfolios described are series type mutual funds.

   Effective November 14, 2003, Dreyfus Investment Portfolios -- Emerging Markets Portfolio Initial Shares and Federated International Small Company Fund II were liquidated pursuant to a decision made by the respective portfolio's Board of Trustees.

   During 2003, Oppenheimer Variable Account Funds changed the name of its Oppenheimer Main Street Growth & Income Fund/VA -- Service Shares to Oppenheimer Main Street Fund/VA -- Service Shares.

   As of December 31, 2003, the following portfolios funds were available, but not shown on the statements due to not having had any activity:

            AIM Variable Insurance
              Funds                     Janus Aspen Series
              AIM V.I. Basic Value        Capital Appreciation
               Fund -- Series II           Portfolio -- Service
               Shares                      Shares
              AIM V.I. Growth             Global Life Sciences
               Fund -- Series I Shares     Portfolio -- Service
                                           Shares
            AllianceBernstein             Global Technology
              Variable Products            Portfolio -- Service
              Series Fund, Inc.            Shares
              Quasar                      Growth
               Portfolio -- Class B        Portfolio -- Service
                                           Shares
              Technology                  Mid Cap Growth
               Portfolio -- Class B        Portfolio -- Service
                                           Shares
            Dreyfus                     MFS(R) Variable Insurance
                                          Trust
              The Dreyfus Socially        MFS(R) New Discovery
               Responsible Growth          Series -- Service
               Fund, Inc. -- Initial       Class Shares
               Shares                   Nations Separate Account
                                           Trust
            Eaton Vance Variable Trust    Nations Marsico
                                           International
                                           Opportunities Portfolio
              VT Floating-Rate Income   Oppenheimer Variable
               Fund                       Account Funds
            Federated Insurance Series    Oppenheimer Aggressive
              Federated High Income        Growth
               Bond Fund                   Fund/VA -- Service
               II -- Primary Shares        Shares
              Federated International
               Small Company Fund II      Oppenheimer Capital
            Fidelity Variable              Appreciation
              Insurance Products Fund      Fund/VA -- Service
              III (VIP III)                Shares
              VIP III Dynamic Capital
               Appreciation               Oppenheimer High Income
               Portfolio --                Fund/VA
                Service Class 2         Rydex Variable Trust
            GE Investments Funds, Inc.    OTC Fund
              Real Estate Securities    The Prudential Series
               Fund                       Fund, Inc.
              Value Equity Fund           Jennison 20/20 Focus
                                           Portfolio -- Class II
            Greenwich Street Series       Jennison
              Fund                         Portfolio -- Class II
              Salomon Brothers          Salomon Brothers Variable
               Variable Emerging          Series Fund Inc
               Growth Fund -- Class II    Salomon Brothers
                                           Variable All Cap
                                           Fund -- Class II
                                        Van Kampen Life
                                          Investment Trust
                                          Emerging Growth
                                           Portfolio -- Class II
                                           Shares

(2)Summary of Significant Accounting Policies

  (a) Investments

   Investments are stated at fair market value, which are based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003


  (b) Unit Class

   There is one unit class included in the Account that is sold under policy form NY1261. An indefinite number of units is authorized.

  (c) Federal Income Taxes

   The operations of the Account are a part of, and taxed with, the operations of GE Capital Life. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Capital Life is taxed as a life insurance company under the Code.

  (d) Use of Estimates

   Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

  (e) Reclassifications

   Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year's presentation. There is no impact on net assets from these reclassifications.

(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2003 were:

                                                                               Cost of   Proceeds
                                                                                Shares     from
Fund/Portfolio                                                                 Acquired Shares Sold
--------------                                                                 -------- -----------
AIM Variable Insurance Funds, Inc:
 AIM V.I. Capital Appreciation Fund -- Series I Shares........................  $   47     $ 24
 AIM V.I. Premier Equity Fund -- Series I Shares..............................      32       16
AllianceBernstein Variable Products Series Fund, Inc:
 Growth and Income Portfolio -- Class B.......................................   2,073      173
 Premier Growth Portfolio -- Class B..........................................     144       18
Dreyfus:
 Dreyfus Investment Portfolios -- Emerging Markets Portfolio -- Initial Shares      21       23
Eaton Vance Variable Trust:
 VT Worldwide Health Sciences Fund............................................   1,819       80
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares.........................     275       49
 Federated Kaufmann Fund II -- Service Shares.................................   3,638      162
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2...............................   1,451      192
 VIP Growth Portfolio -- Service Class 2......................................   1,533       --
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2............................   6,780      366

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                                                    Cost of   Proceeds
                                                                     Shares     from
Fund/Portfolio                                                      Acquired Shares Sold
--------------                                                      -------- -----------
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Service Class 2.............. $ 4,816    $   276
 VIP III Mid Cap Portfolio -- Service Class 2......................   7,406        469
GE Investments Funds, Inc:
 Income Fund.......................................................     270         73
 Mid-Cap Value Equity Fund.........................................   6,490        396
 Money Market Fund.................................................  81,437     81,437
 Premier Growth Equity Fund........................................      21         23
 S&P 500(R) Index Fund.............................................  10,149        684
 Small-Cap Value Equity Fund.......................................   6,185        341
 Total Return Fund.................................................     508         75
 U.S. Equity Fund..................................................   4,627        251
Janus Aspen Series:
 Balanced Portfolio -- Service Shares..............................   9,966        614
 International Growth Portfolio -- Service Shares..................   3,831        133
 Worldwide Growth Portfolio--Service Shares........................   2,361        130
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares......   4,816        276
 MFS(R) Investors Trust Series -- Service Class Shares.............      47         24
 MFS(R) Utilities Series -- Service Class Shares...................     228         26
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio..................................   1,216         51
Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA -- Service Shares...........     655         28
 Oppenheimer Main Street Fund/VA -- Service Shares.................   3,702        233
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares.......   1,788         60
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares.............   5,698        246
 High Yield Portfolio -- Administrative Class Shares...............  16,506        854
 Long-Term U.S. Government Portfolio -- Administrative Class Shares  33,092      9,710
 Total Return Portfolio -- Administrative Class Shares.............  26,008      9,349
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares.............................   1,819         82

(4)Related Party Transactions

  (a) GE Capital Life

   Policy Form NY1260 and NY1261

   Net premiums transferred from GE Capital Life to the Account represent gross premiums recorded by GE Capital Life on its flexible premium single life and joint and last survivor variable life insurance policies less deductions. A 5% charge from each premium (7.5% maximum) is assessed before it is allocated to the subaccounts. This charge is not assessed against the policy loan portion of a premium received from the rollover of a life insurance policy.

   Policy owners may elect to allocate premium payments to a Guarantee Account that is part of the general account of GE Capital Life. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Policy owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the Account to the Guarantee Account.

   A mortality and expense risk charge is deducted monthly from the unloaned assets in the subaccounts. This charge is for the mortality and expense risks that GE Capital Life assumes. This charge is equal to an effective annual rate of .50% for the first $100,000 of the policy's unloaned assets in the subaccounts (.50% for the first $200,000 of unloaned assets in the subaccounts for a joint and last survivor policy). During the first 20 policy years, a mortality and expense risk charge at an annual effective rate of .10% for the policy's unloaned assets in the subaccounts over $100,000 ($200,000 for a joint and last survivor policy) is also assessed. Beginning with policy year 21, GE Capital Life does not deduct a mortality and expense risk charge for the policy's unloaned assets in the subaccounts over $100,000 ($200,000 for a joint and last survivor policy).

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy value. The monthly deduction consists of a cost of the mortality and expense risk charge (discussed above), a policy charge of $5 ($8 per month maximum), a maximum monthly expense charge of $.33 per $1,000 of modified base specified amount for the first 10 policy years and any charges for additional benefits added by riders to the policy and a cost of insurance charge which varies by the Insured's gender, issue age, risk class and year of coverage but is guaranteed not to exceed $83.33 per $1,000 of specified amount (currently, $67.13 per $1,000 of specified amount).

   There will be a surrender charge if the policy is surrendered during the first 10 policy years or the first 10 policy years following an increase in specified amount. The maximum surrender charge assessed is $32.00 per $1,000 of specified amount. This charge is calculated by multiplying a factor times the lowest specified amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) and by the year of coverage. The surrender charge remains level for the first five policy years and then decreases each policy month to zero over the next five policy years.

   A net loan charge of an annualized rate of 0.15% for policy years 1-5 is assessed for all loans taken. There is no charge assessed after the fifth policy year.

   GE Capital Life reserves the right to assess a partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders. Currently there is no charge assessed for partial surrenders.

  (b) Accrued Expenses Payable to Affiliate

   Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the policies for services and benefits are accrued and payable to GE Capital Life.

  (c) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GE Capital Life, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as principal underwriter for variable life insurance policies and variable annuity contracts issued by GE Capital Life. GE Capital Life pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Capital Life are also officers and directors of CBC.

  (d) GE Investments Funds, Inc.

   GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

the Fund based on the average daily net assets at an effective annual rate of ..60% for the Global Income Fund, .50% for the Income Fund, 1.00% maximum for the International Equity Fund, .65% for the Mid-Cap Value Equity Fund, .50% maximum for the Money Market Fund, .65% for the Premier Growth Equity Fund, ..85% maximum for the Real Estate Securities Fund, .35% for the S&P 500(R) Index Fund, .80% for the Small-Cap Value Equity Fund, .50% maximum for the Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund. The management fee declines incrementally as the portfolios assets increase for the International Equity Fund, Money Market Fund, Real Estate Securities Fund and the Total Return Fund.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2003 and 2002 are reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2003 and 2002 follows. Financial highlights are only disclosed for subaccounts and unit types that had outstanding units as of December 31.

   Expenses as a percentage of average net assets represent the annualized policy expenses of the separate account, consisting of the mortality and expense risk charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

   The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by average net assets.

   The total return below represents the total return for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or marketing material for a product supported by the Account include the maximum contract charges that may be assessed to any policy through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

                                                                Net Assets     Expenses as a Investment
                                                             ----------------- % of Average    Income   Total
                                                       Units Unit Value   $     Net Assets     Ratio    Return
                                                       ----- ---------- ------ ------------- ---------- ------
AIM Variable Insurance Funds, Inc.:
 AIM V.I. Capital Appreciation Fund -- Series I Shares
   2003...............................................    2    $12.14   $   24     0.00%        0.00%   29.52%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003...............................................    1     11.59       16     0.00%        0.00%   25.08%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003...............................................  168     12.43    2,091     0.00%        0.66%   32.18%
   2002...............................................    9      9.41       88     0.00%        0.00%   (5.90)%
 Premier Growth Portfolio -- Class B
   2003...............................................   12     11.10      128     0.00%        0.00%   23.37%

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                               ------------------ % of Average    Income   Total
                                                         Units Unit Value    $     Net Assets     Ratio    Return
                                                         ----- ---------- ------- ------------- ---------- ------
Eaton Vance Variable Trust:
 VT Worldwide Health Sciences Fund
   2003.................................................  150    $12.02   $ 1,799     0.00%        0.00%   20.23%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2003.................................................   18     12.91       232     0.00%        0.00%   21.79%
 Federated Kaufmann Fund II -- Service Shares
   2003.................................................  263     13.44     3,528     0.00%        0.00%   34.43%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003.................................................  128     12.37     1,589     0.00%        0.32%   30.03%
   2002.................................................    9      9.51        89     0.00%        0.00%   (4.90)%
 VIP Growth Portfolio -- Service Class 2
   2003.................................................  125     12.26     1,533     0.00%        0.00%   32.54%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003.................................................  626     12.29     7,688     0.00%        0.00%   28.20%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Service Class 2
   2003.................................................  415     11.86     4,922     0.00%        0.00%   23.44%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................  686     13.48     9,254     0.00%        0.00%   38.25%
GE Investments Funds, Inc.:
 Income Fund
   2003.................................................   22     10.70       234     0.00%        7.85%    3.60%
   2002.................................................    4     10.32        46     0.00%        2.62%    3.20%
 Mid-Cap Value Equity Fund
   2003.................................................  551     12.49     6,882     0.00%        2.66%   32.94%
   2002.................................................    5      9.40        45     0.00%        0.00%   (6.00)%
 S&P 500(R) Index Fund
   2003.................................................  925     12.11    11,198     0.00%        2.15%   28.27%
   2002.................................................    9      9.44        88     0.00%        1.33%   (5.60)%
 Small-Cap Value Equity Fund
   2003.................................................  545     11.87     6,467     0.00%        0.14%   24.11%
 Total Return Fund
   2003.................................................   39     11.55       449     0.00%        1.09%   15.49%
 U.S. Equity Fund
   2003.................................................  412     11.67     4,812     0.00%        0.85%   23.28%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003.................................................  898     11.15    10,008     0.00%        3.05%   13.72%
   2002.................................................    5      9.80        45     0.00%        0.00%   (2.00)%
 International Growth Portfolio -- Service Shares
   2003.................................................  340     12.49     4,245     0.00%        0.16%   34.53%
 Worldwide Growth Portfolio -- Service Shares
   2003.................................................  239     11.28     2,696     0.00%        0.80%   23.68%

                     GE CAPITAL LIFE SEPARATE ACCOUNT III

                               December 31, 2003

                                                                 Net Assets     Expenses as a Investment
                                                             ------------------ % of Average    Income   Total
                                                       Units Unit Value    $     Net Assets     Ratio    Return
                                                       ----- ---------- ------- ------------- ---------- ------
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2003...............................................   434   $11.25   $ 4,880     0.00%        0.00%   22.60%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003...............................................     2    11.41        25     0.00%        0.00%   21.84%
 MFS(R) Utilities Series -- Service Class Shares
   2003...............................................    16    13.86       219     0.00%        0.00%   35.57%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................   105    12.48     1,316     0.00%        0.00%   24.83%
Oppenheimer Variable Account Funds:
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003...............................................    59    13.19       783     0.00%        0.00%   42.86%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2003...............................................   314    11.69     3,673     0.00%        0.00%   26.44%
 Oppenheimer Main Street Small Cap Fund/VA --
   Service Shares
   2003...............................................   139    13.84     1,923     0.00%        0.00%   38.43%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares
   2003...............................................   505    10.59     5,348     0.00%        2.35%    2.26%
 High Yield Portfolio -- Administrative Class Shares
   2003............................................... 1,228    13.34    16,380     0.00%        7.37%   22.85%
   2002...............................................     4    10.86        46     0.00%        0.00%    8.60%
 Long-Term U.S. Government Portfolio --
   Administrative Class Shares
   2003............................................... 2,079    10.90    22,658     0.00%        2.64%    3.90%
 Total Return Portfolio -- Administrative Class Shares
   2003............................................... 1,530    10.91    16,691     0.00%        2.27%    5.04%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003...............................................   145    12.85     1,864     0.00%        0.00%   30.77%

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                             Financial Statements

                     Year ended December 31, 2003 and 2002

                  (With Independent Auditors' Report Thereon)

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                               Table of Contents

                               December 31, 2003

                                                                            Page
                                                                            ----
Financial Statements:

   Independent Auditors' Report............................................ F-1

   Balance Sheets.......................................................... F-2

   Statements of Income.................................................... F-3

   Statements of Shareholder's Interest.................................... F-4

   Statements of Cash Flows................................................ F-5

   Notes to Financial Statements........................................... F-6

                         Independent Auditors' Report

The Board of Directors
GE Capital Life Assurance Company of New York:

   We have audited the accompanying balance sheets of GE Capital Life Assurance Company of New York as of December 31, 2003 and 2002, and the related statements of income, shareholder's interest, and cash flows for each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GE Capital Life Assurance Company of New York as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Notes 1 and 4, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

                                          /S/  KPMG LLP

Richmond, Virginia
February 6, 2004

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                Balance Sheets
            (Dollar amounts in millions, except per share amounts)

                                December 31,
                              -----------------
                                2003     2002
                              -------- --------
Assets
Investments:
   Fixed maturities
     available-for-sale,
     at fair value........... $4,147.7 $3,436.7
   Equity securities
     available-for-sale,
     at fair value...........     45.4     36.9
   Mortgage loans, net
     of valuation
     allowance of $4.2
     and $3.0 at
     December 31, 2003
     and 2002,
     respectively............    485.5    343.4
   Policy Loans..............      1.3      1.3
   Other invested assets.....     62.4       --
   Short-term investments....     34.9     34.9
                              -------- --------
       Total investments.....  4,777.2  3,853.2
                              -------- --------
Cash and cash equivalents....     28.3     39.3
Accrued investment income....     79.9     64.8
Deferred acquisition
  costs......................    232.1    234.1
Goodwill.....................     54.1     54.1
Intangible assets............     82.9     97.6
Other assets.................     18.7    101.9
Reinsurance recoverable......     18.6     13.8
Separate account assets......    146.0     98.6
                              -------- --------
       Total assets.......... $5,437.8 $4,557.4
                              ======== ========
Liabilities and
Shareholder's Interest
Liabilities:
   Future annuity and
     contract benefits....... $4,309.7 $3,665.9
   Liability for policy
     and contract claims.....    141.1    105.9
   Unearned premiums.........     44.6     46.3
   Other policyholder
     liabilities.............     25.8     55.2
   Accounts payable and
     accrued expenses........    175.7     25.2
   Separate account
     liabilities.............    146.0     98.6
                              -------- --------
       Total liabilities.....  4,842.9  3,997.1
                              -------- --------
Shareholder's interest:
   Net unrealized
     investment gains........     70.1     54.2
                              -------- --------
   Accumulated non-owner
     changes in equity.......     70.1     54.2
   Common stock ($1,000
     par value, 2,000
     shares authorized,
     issued and
     outstanding)............      2.0      2.0
   Additional paid-in
     capital.................    422.6    422.6
   Retained earnings.........    100.2     81.5
                              -------- --------
       Total
         shareholder's
         interest............    594.9    560.3
                              -------- --------
       Total liabilities
         and
         shareholder's
         interest............ $5,437.8 $4,557.4
                              ======== ========

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                             Statements of Income
                         (Dollar amounts in millions)

                              Years Ended December 31,
                              ----------------------
                               2003     2002    2001
                              ------   ------  ------
Revenues:
   Net investment income..... $245.5   $220.7  $195.8
   Premiums..................  236.5    221.5   188.6
   Net realized
     investment gains........    3.1      7.5    22.2
   Other income..............    2.8      1.2     1.3
                              ------   ------  ------
       Total revenues........  487.9    450.9   407.9
                              ------   ------  ------
Benefits and expenses:
   Benefits and other
     changes in policy
     reserves................  253.2    259.3   155.5
   Interest credited.........  142.7    129.6   113.5
   Commissions...............   63.0     68.2    79.0
   General expenses..........   41.6     35.1    30.3
   Amortization of
     intangibles, net........   10.5      2.1    11.8
   Change in deferred
     acquisition costs,
     net.....................  (51.8)   (56.6)  (56.5)
                              ------   ------  ------
       Total benefits
         and expenses........  459.2    437.7   333.6
                              ------   ------  ------
Income before income
  taxes......................   28.7     13.2    74.3
Provision for income
  taxes......................   10.0      0.4    27.3
                              ------   ------  ------
Net income................... $ 18.7   $ 12.8  $ 47.0
                              ======   ======  ======


                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                     Statements of Shareholder's Interest
            (Dollar amounts in millions, except per share amounts)


                                                   Accumulated
                          Common Stock  Additional  Non-owner   Total       Total
                          -------------  Paid-In   Changes In  Retained Shareholder's
                          Shares Amount  Capital     Equity    Earnings   Interest
                          ------ ------ ---------- ----------- -------- -------------
Balances at January 1,
  2001................... 2,000   $2.0    $342.6     $ 29.7     $ 21.7     $396.0
Changes other than
  transactions with
  shareholder:
  Net income.............    --     --        --         --       47.0       47.0
  Net unrealized loss on
   investment
   securities(a).........    --     --        --      (32.4)        --      (32.4)
                                                                           ------
   Total changes other
     than transactions
     with shareholder....    --     --        --         --         --       14.6
  Capital contribution...    --     --      45.0         --         --       45.0
                          -----   ----    ------     ------     ------     ------
Balances at December 31,
  2001................... 2,000    2.0     387.6       (2.7)      68.7      455.6
Changes other than
  transactions with
  shareholder:
  Net income.............    --     --        --         --       12.8       12.8
  Net unrealized gain on
   investment
   securities(a).........    --     --        --       56.9         --       56.9
                                                                           ------
   Total changes other
     than transactions
     with shareholder....    --     --        --         --         --       69.7
  Capital contribution...    --     --      35.0         --         --       35.0
                          -----   ----    ------     ------     ------     ------
Balances at December 31,
  2002................... 2,000    2.0     422.6       54.2       81.5     $560.3
                          -----   ----    ------     ------     ------     ------
Changes other than
  transactions with
  shareholder:
  Net income.............    --     --        --         --       18.7       18.7
  Net unrealized gain on
   investment
   securities(a).........    --     --        --       15.9         --       15.9
                                                                           ------
   Total changes other
     than transactions
     with shareholder....    --     --        --         --         --       34.6
                          -----   ----    ------     ------     ------     ------
Balances at December 31,
  2003................... 2,000   $2.0    $422.6     $ 70.1     $100.2     $594.9
                          =====   ====    ======     ======     ======     ======

--------
(a)Presented net of deferred tax asset (liability) of $(8.3), $(30.8), and $17.7 million in 2003, 2002 and 2001, respectively.


                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                           Statements of Cash Flows
                         (Dollar amounts in millions)

                                   Years Ended December 31,
                               -------------------------------
                                  2003       2002       2001
                               ---------  ---------  ---------
Cash flows from
  operating activities:
  Net income.................. $    18.7  $    12.8  $    47.0
                               ---------  ---------  ---------
  Adjustments to
   reconcile net income
   to net cash provided
   by operating
   activities:
   Change in future
     policy benefits..........     308.5      325.7      219.5
   Net realized
     investment (gains).......      (3.1)      (7.5)     (22.2)
   Amortization of
     investment premiums
     and discounts............      15.8        4.4       (1.4)
   Amortization of
     intangibles, net.........      10.5        2.1       11.8
   Deferred income tax
     (benefit) provision......      27.3      (13.7)      14.2
   Change in certain
     assets and
     liabilities:
     (Increase) decrease
       in:
       Accrued
         investment
         income...............     (15.1)       4.3      (18.5)
       Deferred
         acquisition
         costs, net...........     (51.8)     (56.6)     (56.5)
       Other assets, net......      83.2      149.1     (248.4)
     Increase (decrease)
       in:
       Other
         policyholder
         related balances.....     (29.4)     (15.3)      37.4
       Policy and
         contract claims......      29.2       32.2       16.0
       Accounts payable
         and accrued
         expenses.............      51.2     (122.9)     117.9
                               ---------  ---------  ---------
  Total adjustments...........     426.3      301.8       69.8
                               ---------  ---------  ---------
  Net cash provided by
   operating activities.......     445.0      314.6      116.8
                               ---------  ---------  ---------
Cash flows from
  investing activities:
  Short-term investing
   activities, net............        --      (29.9)      69.0
  Proceeds from sales
   and maturities of
   investments in
   securities.................     851.2    1,201.1    1,276.3
  Purchases of securities.....  (1,499.6)  (1,835.2)  (1,965.6)
  Mortgage and policy
   loan originations..........    (201.1)     (69.7)     (34.2)
  Principal collected on
   mortgage and policy
   loans......................      57.1       64.6       24.5
                               ---------  ---------  ---------
       Net cash used in
         investing
         activities...........    (792.4)    (669.1)    (630.0)
                               ---------  ---------  ---------
Cash flows from
  financing activities:
  Proceeds from issuance
   of investment
   contracts..................     557.5      583.9      692.5
  Capital Contribution........        --       35.0       45.0
  Redemption and benefit
   payments on
   investment contracts.......    (221.1)    (228.6)    (222.8)
                               ---------  ---------  ---------
       Net cash provided
         by financing
         activities...........     336.4      390.3      514.7
                               ---------  ---------  ---------
       Net increase
         (decrease) in
         cash and cash
         equivalents..........     (11.0)      35.8        1.5
Cash and cash
  equivalents at
  beginning of year...........      39.3        3.5        2.0
                               ---------  ---------  ---------
Cash and cash
  equivalents at end of
  year........................ $    28.3  $    39.3  $     3.5
                               =========  =========  =========

                See accompanying notes to financial statements.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                         Notes to Financial Statements

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)

(1)Basis of Presentation and Summary of Significant Accounting Policies

   The accompanying financial statements include the historical operations and accounts of GE Capital Life Assurance Company of New York ("GECLA-NY"). GECLA-NY (the "Company", "we", "us", or "our" unless context otherwise requires) is a wholly-owned subsidiary of General Electrical Capital Assurance Company ("GE Capital Assurance"), which, in turn, is wholly-owned, directly or indirectly, by General Electric Company ("GE").

   On November 18, 2003, GE issued a press release announcing its intention to pursue an initial public offering ("IPO") of a new company named Genworth Financial, Inc. ("Genworth") that will comprise most of its life and mortgage insurance operations, including GECLA-NY. GE filed a registration statement with the U.S. Securities and Exchange Commission in January 2004 and expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

  Basis of Presentation

   These financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

  Products

   We conduct our operations through three business segments: (1) Retirement Income and Investments, which includes our fixed and variable annuities, and variable life; (2) Protection, which includes our life and long-term care insurance; (3) Corporate and Other, which includes net realized investment gains (losses), interest expenses and unallocated corporate income and expenses.

   We market and sell products in the State of New York through financial institutions and various agencies. During 2003, 2002 and 2001, 55%, 78%, and 87% respectively, of product sales were distributed through five financial institutions, including one financial institution, which accounted for 34%, 55%, and 59%, respectively, of total product sales.

  Revenues

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

  Cash and Cash Equivalents

   Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Balance Sheets and Statements of Cash Flows. Items with maturities greater than 90 days but less than one year are included in short term investments.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


  Investment Securities

   We have designated our fixed maturities (bonds) and our equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for regularly traded fixed maturities and equity securities is based on quoted market prices. For fixed maturities not regularly traded, fair values are estimated using values obtained from independent pricing services or are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, and maturity of the investments, as applicable.

   Changes in the fair values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits, and deferred federal income taxes, are reflected as unrealized investment gains or losses in a separate component of shareholder's interest and, accordingly, have no effect on net income. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair market value, the duration of market decline, and the financial health and the specific prospects of the issuer. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.

   We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Balance Sheet. Cash collateral received on securities lending transactions is invested in other invested assets with an offsetting liability recognized in accounts payable and accrued expenses for the obligation to return the collateral. Non-cash collateral, such as security received by us, is not reflected in our assets in the Balance Sheet as we have no right to sell or repledge the collateral. The fair value of collateral held and included in other invested assets was $62.4 at December 31, 2003. We had no non-cash collateral at December 31, 2003.

   Investment income on mortgage and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

   Mortgage loans are stated at the unpaid principal balance of such loans, net of allowances for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in allowance are included in net realized investment gains and losses in the Statements of Income.

   Short-term investments are stated at amortized cost which approximates fair value. Equity securities are stated at fair value.

  Intangible Assets

   (a) Present Value of Future Profits


   In conjunction with the acquisitions of life insurance companies, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits ("PVFP"), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

   PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)

comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

   PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolio. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholder's interest, net of applicable income tax.

   (b) Goodwill

   As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit's goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the business using the relative fair value methodology to measure the gain or loss on disposal.

   Before January 1, 2002, we amortized goodwill over our estimated period of benefit on a straight-line basis not exceeding 40 years. When an intangible asset's carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

  Deferred Acquisition Costs

   Acquisition costs include costs and expenses that vary with and are primarily related to the acquisition of insurance and investment contracts.

   Acquisition costs include first-year commissions in excess of recurring renewal commissions, certain support costs such as underwriting and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

   Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.

  Income Taxes

   We file a consolidated life insurance federal income tax return with our parent, GE Capital Assurance and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

   Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


  Reinsurance

   Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

  Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, life insurance contracts, and universal life contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and universal life contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and persistency. These assumptions are periodically evaluated for potential reserve deficiencies.

  Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, (b) estimated claims related to insured events that have occurred but that have not been reported to the insurer, as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

  Separate Accounts

   The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contract owners and variable life policyholders. We receive mortality risk and expense fees and administration charges from the variable mutual fund portfolios in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the contract owner and policyholders' equity in those assets.

  Accounting Changes

   As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology.

   Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a "reporting unit" basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142. Further information about goodwill is provided in note 4.

  Accounting Pronouncements Not Yet Adopted

   In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which we will adopt on January 1, 2004. This statement provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We do not expect the adoption of the SOP 03-1 to have a material impact on our results of operations or financial condition.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


(2)Investment Securities

  General

   For the years ended December 31, the sources of investment income were as follows:

                                        2003    2002    2001
                                       ------  ------  ------
Fixed maturities and equity securities $219.0  $197.1  $171.4
Mortgage and policy loans.............   30.6    26.4    26.3
                                       ------  ------  ------
Gross investment income...............  249.6   223.5   197.7
Investment expenses...................   (4.1)   (2.8)   (1.9)
                                       ------  ------  ------
Net investment income................. $245.5  $220.7  $195.8
                                       ======  ======  ======

   For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:

                                      2003    2002    2001
                                     ------  ------  ------
Sales proceeds...................... $331.8  $851.0  $996.2
                                     ------  ------  ------
Gross realized investment:
   Gains............................   14.0    33.8    34.2
   Losses, including impairments(a).  (10.9)  (26.3)  (12.0)
                                     ------  ------  ------
Net realized investment gains....... $  3.1  $  7.5  $ 22.2
                                     ======  ======  ======

--------
(a)Impairments were $(2.7), $(16.8), and $(11.9) in 2003, 2002 and 2001, respectively.

   The additional proceeds from investments presented in our Statements of Cash Flows result from principal collected on mortgage and asset-backed securities, maturities, calls and sinking fund payments.

   Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale securities are reflected as a separate component of shareholder's interest at December 31 and are summarized as follows:

   Net unrealized gains (losses) on available-for-sale investment securities before adjustments:

                                                                                   2003    2002    2001
                                                                                  ------  ------  ------
Fixed maturities................................................................. $163.8  $ 90.0  $(18.4)
Equity securities................................................................    4.1    (4.3)   (0.4)
                                                                                  ------  ------  ------
   Subtotal......................................................................  167.9    85.7   (18.8)
Adjustments to the present value of future profits and deferred acquisition costs  (60.4)   (2.4)   14.4
Deferred income taxes............................................................  (37.4)  (29.1)    1.7
                                                                                  ------  ------  ------
   Net unrealized gains (losses) on available-for-sale investment securities..... $ 70.1  $ 54.2  $ (2.7)
                                                                                  ======  ======  ======

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                                                        2003   2002   2001
                                                                                       -----  -----  ------
Net unrealized gains (losses) on investment securities -- beginning of year........... $54.2  $(2.7) $ 29.7
Unrealized gains (losses) on investment securities -- net of deferred taxes of $(9.5),
  $(33.4), and $9.9...................................................................  17.9   61.8   (18.0)
Reclassification adjustments -- net of deferred taxes of $1.2, $2.6 and $7.8..........  (2.0)  (4.9)  (14.4)
                                                                                       -----  -----  ------
Net unrealized gain (loss) on investment securities -- end of year.................... $70.1  $54.2  $ (2.7)
                                                                                       =====  =====  ======

   At December 31, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

                                                            Gross      Gross
                                                Amortized Unrealized Unrealized  Fair
2003                                              Cost      Gains      Losses    Value
----                                            --------- ---------- ---------- --------
Fixed maturities:
   U.S. government and agency.................. $   31.7    $  1.2     $   --   $   32.9
   Non-U.S. government.........................     42.2       2.4       (0.1)      44.5
   Non-U.S. corporate..........................    527.4      25.8       (3.0)     550.2
   U.S. corporate..............................  2,441.4     132.6      (15.4)   2,558.6
   Mortgage-backed.............................    670.0      17.2       (3.7)     683.5
   Asset-backed................................    271.2       7.0       (0.2)     278.0
                                                --------    ------     ------   --------
       Total fixed maturities..................  3,983.9     186.2      (22.4)   4,147.7
   Non-redeemable preferred stock..............     41.3       4.2       (0.1)      45.4
                                                --------    ------     ------   --------
       Total available-for-sale securities..... $4,025.2    $190.4     $(22.5)  $4,193.1
                                                ========    ======     ======   ========

                                                            Gross      Gross
                                                Amortized Unrealized Unrealized  Fair
2002                                              Cost      Gains      Losses    Value
----                                            --------- ---------- ---------- --------
Fixed maturities:
   U.S. government and agency.................. $   22.0    $  0.7     $ (0.1)  $   22.6
   Non-U.S. government.........................     10.1       0.5         --       10.6
   Non-U.S. corporate..........................    225.6      12.4       (3.6)     234.4
   U.S. corporate..............................  2,118.2      89.8      (48.0)   2,160.0
   Mortgage-backed.............................    569.7      24.3       (0.2)     593.8
   Asset-backed................................    401.1      14.5       (0.3)     415.3
                                                --------    ------     ------   --------
       Total fixed maturities..................  3,346.7     142.2      (52.2)   3,436.7
   Non-redeemable preferred stock..............     41.2        --       (4.3)      36.9
                                                --------    ------     ------   --------
       Total available-for-sale securities..... $3,387.9    $142.2     $(56.5)  $3,473.6
                                                ========    ======     ======   ========

   We regularly review each investment security for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative measures include length of time and amount that each security position is in an unrealized loss position, and for fixed maturity securities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance and risk teams as well as the portfolio management and research capabilities of GE Asset Management Incorporated ("GEAM"). Our qualitative review

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)

attempts to identify those issuers with a greater than 50% chance of default in the coming twelve months. These securities are characterized as "at-risk" of impairment. As of December 31, 2003, securities "at risk" of impairment had aggregate unrealized losses of $1.

   For fixed maturity securities, we recognize an impairment charge to earnings in the period in which we determine that we do not expect to either collect principal and interest in accordance with the contractual terms of the instruments or to recover based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book within a reasonable period. We measure impairment charges based on the difference between the book value of the security and its fair value. Fair value is based on quoted market price, except for certain infrequently traded securities where we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values.

   During 2003, 2002 and 2001, we recognized impairment losses of $2.7, $16.8 and $11.9, respectively. We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the normal course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

   The following table presents the gross unrealized losses and estimated fair values of our investment securities, on a historical basis, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003:

                                            Less Than 12 Months               12 Months or More
                                      -------------------------------- --------------------------------
                                                   Gross                            Gross
                                      Estimated  unrealized    # of    Estimated  unrealized    # of
                                      fair value   losses   securities fair value   losses   securities
                                      ---------- ---------- ---------- ---------- ---------- ----------
Fixed Maturities:
 U.S. Government Agencies............   $   --     $   --       --       $  --      $  --        --
 State and Municipal.................       --         --       --          --         --        --
 Government -- non U.S...............      4.6       (0.1)       8          --         --        --
 U.S. Corporate......................    455.5      (11.8)     115        32.7       (3.6)       11
 Corporate -- non U.S................    133.5       (2.6)      35         4.6       (0.4)        1
 Asset Backed........................     10.0       (0.2)       2          --         --        --
 Mortgage Backed.....................    200.7       (3.7)      41          --         --        --
                                        ------     ------      ---       -----      -----        --
 Total Fixed Maturities..............    804.3      (18.4)     201        37.3       (4.0)       12
Equities Securities..................      1.3       (0.1)       1          --         --        --
                                        ------     ------      ---       -----      -----        --
Total Temporarily Impaired Securities   $805.6     $(18.5)     202       $37.3      $(4.0)       12
                                        ======     ======      ===       =====      =====        ==
Investment Grade.....................   $748.6     $(16.7)     181       $12.7      $(1.0)        5
Below Investment Grade...............     45.3       (1.6)      17        24.6       (3.0)        7
Not Rated -- Fixed Maturities........     10.4       (0.1)       3          --         --        --
Not Rated -- Equities................      1.3       (0.1)       1          --         --        --
                                        ------     ------      ---       -----      -----        --
                                        $805.6     $(18.5)     202       $37.3      $(4.0)       12
                                        ======     ======      ===       =====      =====        ==

   The investment securities in an unrealized loss position for less than twelve months, account for $18.5 or 82% of the total unrealized losses. Of the securities in this category, there are no securities with an unrealized loss in excess of $1.

   The investment securities in an unrealized loss position for twelve months or more account for $4.0 or 18% of the total unrealized losses. Of the securities in this category, there are no securities with an unrealized loss in excess of $1.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   We review all of our investment securities routinely and provide for all amounts that we do not expect either to collect in accordance with the contractual terms of the instruments or to recover based on underlying collateral values.

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2003 follows. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                       Amortized  Fair
                                         Cost     Value
                                       --------- --------
Due in one year or less............... $   78.1  $   78.5
Due after one year through five years.  1,061.7   1,123.0
Due after five years through ten years    796.2     815.8
Due after ten years...................  1,106.7   1,168.9
                                       --------  --------
Subtotal..............................  3,042.7   3,186.2
Mortgaged backed securities...........    670.0     683.5
Asset backed securities...............    271.2     278.0
                                       --------  --------
Totals................................ $3,983.9  $4,147.7
                                       ========  ========

   Our investments (excluding mortgage and asset-backed securities) subject to certain call provisions were $261.7 and $210.6 at December 31, 2003 and 2002, respectively.

   As required by law, we have investments on deposit with governmental authorities and banks for the protection of policyholders of $0.6 and $1.1 at December 31, 2003 and December 31, 2002, respectively.

   At December 31, 2003, approximately 11.3%, 11.6% and 10.4% of our investment portfolio is comprised of securities issued by the banking, consumer non-cyclical, and public utilities industries, respectively, the vast majority of which are rated investment grade and which are senior secured bonds. No other industry group comprises more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

   At December 31, 2003, we did not hold any fixed maturity securities which exceeded 10% of shareholder's interest.

   The Securities Valuation Office of the National Association of Insurance Commissioners (NAIC) evaluates bond investments of U.S. insurers for regulatory reporting purposes and assigns securities to one of six investment categories called "NAIC designations". The NAIC designations parallel the credit ratings of the Nationally Recognized Statistical Rating Organizations for marketable bonds. NAIC designations 1 and 2 include bonds considered investment grade (rated "Baa3" or higher by Moody's, or rated "BBB-" or higher by S&P) by such rating organizations. NAIC designations 3 through 6 include bonds considered below investment grade (rated "Ba1" or lower by Moody's, or rated "BB+" or lower by S&P).

   The following table presents our fixed maturities by NAIC and/or equivalent ratings of the Nationally Recognized Statistical Rating Organizations, as well as the percentage, based upon estimated fair value, that each designation comprises. Our non-U.S. fixed maturities generally are not rated by the NAIC and are shown based upon the equivalent rating of the Nationally Recognized Statistical Rating Organizations. Similarly, certain privately placed fixed maturities that are not rated by the Nationally Recognized Statistical Rating Organizations are shown based upon their NAIC designation. Certain fixed maturities, primarily non-U.S. fixed maturities, are not rated by the NAIC or the Nationally Recognized Statistical Rating Organizations and are so designated.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


                                            2003                       2002
                                 -------------------------  -------------------------
NAIC          Rating Agency      Amortized  Fair            Amortized  Fair
Rating    Equivalent Designation   cost     Value   Percent   cost     Value   Percent
------    ---------------------- --------- -------- ------- --------- -------- -------
    1       Aaa/Aa/A............ $2,306.9  $2,391.4   57.6% $2,008.8  $2,093.6   60.9%
    2       Baa.................  1,433.9   1,507.7   36.4   1,092.9   1,116.9   32.5
    3       Ba..................    157.1     164.9    4.0     131.7     128.9    3.7
    4       B...................     62.6      61.6    1.5      40.5      33.1    1.0
    5       Caa and lower.......     13.0      11.7    0.3      32.4      24.6    0.7
    6       In or near default..      1.4       1.4    0.0       7.7       6.4    0.2
Not Rated   Not rated...........      9.0       9.0    0.2      32.7      33.2    1.0
                                 --------  --------  -----  --------  --------  -----
            Totals.............. $3,983.9  $4,147.7  100.0% $3,346.7  $3,436.7  100.0%
                                 ========  ========  =====  ========  ========  =====

   At December 31, 2003 there were no fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy). At December 31, 2002 there were fixed maturities in default with a fair value of $9.3.

  Mortgage and Other Loans

   At December 31, 2003 and 2002, our US Mortgage Loan portfolio was $485.5 and $343.4 net of allowance of $4.2 and $3.0, respectively.

   At December 31, 2003 and 2002, respectively, we held $132.1 and $83.3 in US Mortgages secured by real estate in California, comprising 27.0% and $26.1% of the total mortgage portfolio. For the years ended December 31, 2003 and 2002 respectively, we originated $50.4 and $35.8 of mortgages secured by real estate in California, which represent 25.0% and 12.4%, of our total US originations for those years.

   As of December 31, 2003 and 2002, we were committed to fund $1.4 and $1.7, respectively, in U.S. mortgage loans.

   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

   Under these principals, we may have two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2003 and 2002) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($1.3 as of December 31, 2003 and none as of December 31, 2002). Average investment in impaired loans during 2003 was $0.3. There was no average investment in impaired loans during 2002 and 2001. Interest income recognized on these loans while they were considered impaired was insignificant in each of the three years.

   The following table presents the activity in the allowance for losses during the years ended December 31:

                                        2003  2002 2001
                                       -----  ---- ----
Balance at January 1.................. $ 3.0  $2.6 $1.9
Provision charged to operations.......   2.0   0.4  0.7
Amounts written off, net of recoveries  (0.8)   --   --
                                       -----  ---- ----
Balance at December 31................ $ 4.2  $3.0 $2.6
                                       =====  ==== ====

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   The allowance for losses on mortgage loans at December 31, 2003, 2002, and 2001 represented 0.9%, 0.9% and 0.8% of gross mortgage loans, respectively.

   There were no non-income producing mortgage loans as of December 31, 2003 and 2002.

(3)Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

                                                               2003    2002    2001
                                                              ------  ------  ------
Unamortized balance at January 1............................. $236.7  $180.1  $123.6
Costs deferred...............................................   75.6    71.7    66.6
Amortization, net............................................  (23.8)  (15.1)  (10.1)
                                                              ------  ------  ------
Unamortized balance at December 31...........................  288.5   236.7   180.1
                                                              ------  ------  ------
Cumulative effect of net unrealized investment (gains) losses  (56.4)   (2.6)   12.8
                                                              ------  ------  ------
Balance at December 31....................................... $232.1  $234.1  $192.9
                                                              ======  ======  ======

(4)Intangible Assets and Goodwill

  (a) Present Value of Future Profits (PVFP)

   The method used by us to value PVFP in connection with acquisitions is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31:

                                                               2003    2002   2001
                                                              ------  -----  ------
Unamortized balance at January 1............................. $ 97.4  $99.5  $131.7
Acquisitions.................................................     --     --   (23.8)
Interest accreted at 6.9%, 7.2% and 7.2%, respectively.......    6.3    7.1     7.4
Amortization.................................................  (16.8)  (9.2)  (15.8)
                                                              ------  -----  ------
Unamortized balance at December 31...........................   86.9   97.4    99.5
Cumulative effect of net unrealized investment gains (losses)   (4.0)   0.2     1.6
                                                              ------  -----  ------
Balance at December 31....................................... $ 82.9  $97.6  $101.1
                                                              ======  =====  ======

   The estimated percentage of the December 31, 2003 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

2004 9.75%
2005 9.32%
2006 9.08%
2007 8.61%
2008 8.17%

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


  (b) Goodwill

   Effective January 1, 2002, goodwill is no longer amortized but is tested for impairment using a fair value methodology at least annually at the reporting unit level. No impairment charge was recognized in 2003 or 2002.

   Goodwill balance, net of accumulated amortization, was comprised of the following at December 31, 2003 and December 31, 2002:

Retirement Income and Investments $25.3
Protection.......................  28.8
Corporate and Other..............    --
                                  -----
Total............................ $54.1
                                  =====

   The effects on earnings excluding such goodwill amortization from 2001 follow:

                                           2001
                                           -----
Net income as reported.................... $47.0
                                           =====
Net income excluding goodwill amortization $50.4
                                           =====

(5)Reinsurance

   Certain policy risks are reinsured with other insurance companies to limit the amount of loss exposure. Reinsurance contracts do not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our results of operations.

   We have a reinsurance agreement with an affiliated company whereby we assumed all liabilities and future premiums related to the affiliate's New York business. Certain fixed maturities with a fair value of $31.7 and $36.5 at December 31, 2003 and 2002, respectively were held in trust for the benefit of policyholders.

   The maximum amount of individual ordinary life insurance normally retained by us on any one life may not exceed $0.2. Net life insurance in force as of December 31 is summarized as follows:

                                      2003   2002    2001
                                     -----  ------  ------
Direct life insurance in force...... $ 8.4  $  3.1  $  0.5
Amounts assumed from other companies  90.1    97.1    99.8
Amounts ceded to other companies....    --      --    (0.6)
                                     -----  ------  ------
Net life insurance in force......... $98.5  $100.2  $ 99.7
                                     =====  ======  ======
Percentage of amount assumed to net.  91.5%   96.9%  100.1%
                                     =====  ======  ======

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   The effects of reinsurance on premiums written and earned for the years ended December 31 were as follows:

                                            Written                 Earned
                                    ----------------------  ----------------------
                                     2003    2002    2001    2003    2002    2001
                                    ------  ------  ------  ------  ------  ------
Direct............................. $162.5  $143.4  $115.8  $162.9  $140.0  $114.4
Assumed............................   78.7    82.2    82.3    80.1    86.7    78.2
Ceded..............................   (6.5)   (5.2)   (3.9)   (6.5)   (5.2)   (4.0)
                                    ------  ------  ------  ------  ------  ------
Net premiums....................... $234.7  $220.4  $194.2  $236.5  $221.5  $188.6
                                    ======  ======  ======  ======  ======  ======
Percentage of amount assumed to net                           33.9%   39.1%   41.5%
                                                            ======  ======  ======

   Reinsurance recoveries recognized as a reduction of benefits amounted to $15.8, $14.9 and $16.9 during 2003, 2002, and 2001, respectively.

(6)Future Annuity and Contract Benefits

  Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management. At December 31, 2003 and 2002, investment contract liabilities totaled $3,305.4 and $2,819.6, respectively.

  Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Any changes in the estimated liability are reflected in income as estimates are revised. At December 31, 2003 and 2002, insurance contract liabilities totaled $994.3 and $836.3, respectively.

  Universal Life

   Universal Life contracts are broadly defined to include contracts that provide either death or annuity benefits and have features which may include various policyholder changes, credited interest, and/or variable premiums. At December 31, 2003 and 2002, universal life contract liabilities totaled $10.0 and $10.0, respectively.

(7)Related-Party Transactions

   We receive administrative services from certain affiliates for which progress payments for these services are made monthly. For the years ended December 31, 2003, 2002, and 2001, these services were valued at $25.4, $27.2 and $15.8, respectively.

   In 2002, we entered into an investment management agreement with GEAM under which we incurred expenses of $3.9 and $2.6 payable to GEAM as compensation for the investment services during 2003 and 2002, respectively.

   During each of 2003, 2002 and 2001 we collected $3.0, $2.5, and $2.5, respectively of premiums from various GE affiliates for long-term care insurance provided to employees of such affiliates.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   During 2002 and 2001, we received capital contributions of $35.0 and $45.0, respectively from GE Capital Assurance as reflected in the Statements of Shareholder's Interest.

   During 2002, we sold certain securities to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $0.8.

   During 2000, we entered an agreement with GNA Corporation, an affiliate, in which GNA Corporation assumed, on a non-recourse basis, certain tax liabilities outstanding at that time.

(8)Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31 consisted of the following components:

                             2003    2002   2001
                            ------  ------  -----
Current federal income tax. $(17.3) $ 14.1  $13.1
Deferred federal income tax   27.3   (13.7)  14.2
                            ------  ------  -----
Total income tax provision. $ 10.0  $  0.4  $27.3
                            ======  ======  =====

   The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                      2003   2002  2001
                                      ----  -----  ----
Statutory U.S federal income tax rate 35.0%  35.0% 35.0%
Non-deductible goodwill amortization.   --     --   1.6
IRS Settlement(a)....................   --  (32.5)   --
Other, net........................... (0.3)   0.5   0.1
                                      ----  -----  ----
Effective rate....................... 34.7%   3.0% 36.7%
                                      ====  =====  ====

--------
(a)In 2002, we reached a favorable settlement with the Internal Revenue Service regarding the treatment of certain reserves for obligations to policyholders on life insurance contracts resulting in a benefit of $4.3. The benefits associated with the settlement are non-recurring and are in excess of the tax liabilities assumed by an affiliate, GNA Corporation, in 2000, as described in Note 7.

      The components of the net deferred income tax liability at December 31 are as follows:

                                                   2003   2002
                                                  ------ ------
Assets:
   Investments................................... $  4.6 $ 11.7
   Future annuity and contract benefits..........  101.2   92.6
                                                  ------ ------
       Total deferred income tax assets..........  105.8  104.3
                                                  ------ ------
Liabilities:
   Net unrealized gains on investment securities.   37.4   29.1
   Present value of future profits...............   29.2   32.6
   Deferred acquisition costs....................   97.6   61.1
   Other, net....................................    2.4    0.3
                                                  ------ ------
       Total deferred income tax liability.......  166.6  123.1
                                                  ------ ------
   Net deferred income tax liability............. $ 60.8 $ 18.8
                                                  ====== ======

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


   Based on an analysis of our tax position, management believes it is more likely than not that reversing deferred tax liabilities, the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize our gross deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   We paid (received) $(2.9), $13.9 and $24.0 for federal and state income taxes in 2003, 2002, and 2001, respectively.

   At December 31, 2003 and 2002, the deferred income tax liability, included in Accounts Payable and Accrued Expenses, was $60.8 and $18.8, respectively. At December 31, 2003 and 2002, the current income tax liability (receivable) with affiliates, included in Accounts Payable and Accrued Expenses, was $(18.5) and $2.1, respectively.

(9)Litigation

   The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company believes that the outcome of such litigation will not have a material adverse impact on our financial condition or results of operations.

(10)Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Financial Statements at fair value are not included in the following disclosures; such items include cash and cash equivalents, investment securities, and separate accounts. Although management has made every effort to develop the fairest representation of fair value for this section, it would be unusual if the estimates could actually have been realized at December 31, 2003 and 2002.

   A description of how fair values are estimated follows:

   Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

   Investment contract benefits. Based on expected future cash flows, considering expected renewal premiums, claims, refunds and servicing costs, discounted at a current market rate.

   Information about certain financial instruments that were not carried at fair value at December 31, 2003 and 2002, is summarized as follows:

                                                           2003                       2002
                                                   Assets (Liabilities)       Assets (Liabilities)
                                                -------------------------- --------------------------
                                                Notional Carrying  Fair    Notional Carrying  Fair
                                                 Amount   Amount   Value    Amount   Amount   Value
                                                -------- -------- -------- -------- -------- --------
Assets:
Mortgage Loans.................................     (a)  $  485.5 $  508.5     (a)  $  343.4 $  377.8
Liabilities:...................................
Investment Contracts...........................     (a)  $3,305.4 $3,176.0     (a)  $2,819.6 $2,711.6
Other firm commitments:........................
Ordinary course of business lending commitments   $1.4         --       --   $1.7         --       --
                                                  ====   ======== ========   ====   ======== ========

--------
(a)These financial instruments do not have notional amounts.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


(11)Restrictions on Dividends

   State insurance departments that regulate life insurance companies recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants the payment of a dividend to its shareholders. The maximum amount of dividends, which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to certain restrictions. No dividend payout may be made without prior approval.

(12)Supplementary Financial Data

   We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholder's interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by the state insurance authority. We have no significant permitted accounting practices.

   Unaudited statutory net (loss) for the years ended December 31, 2003, 2002, and 2001 was $(32.4), $(32.3) and $(37.9), respectively. Unaudited statutory capital and surplus was $138.1 and $172.6 as of December 31, 2003 and 2002, respectively. In 2003, statutory capital and surplus decreased by $34.5 primarily related to net operating loss.

   The NAIC has adopted Risk-Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with:
(1) asset risk, (2) insurance risk, (3) interest rate risk, and (4) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2003, we had total adjusted capital in excess of amounts requiring company action or any level of regulatory action at any prescribed RBC level.

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


(13)Operating Segment Information

   We conduct our operations through three business segments: (1) Retirement Income and Investments, which includes our fixed and variable annuities, variable life and interest sensitive life insurance, and (2) Protection, which includes our long-term care insurance. (3) Corporate and Other includes net realized investment gains (losses), interest expenses and unallocated corporate income and expenses. See Note 1 for further discussion of our principal products.

   The following is a summary of industry segment activity for 2003, 2002, and 2001:

2003 -- Segment Data

                                              Retirement
                                               Income &              Corporate
                                              Investments Protection and Other   Total
                                              ----------- ---------- --------- --------
Revenues:
Net investment income (loss).................  $  206.3    $   51.5   $(12.3)  $  245.5
Premiums.....................................      63.0       173.5       --      236.5
Net realized investment gains................        --          --      3.1        3.1
Other income.................................       2.0         0.8       --        2.8
                                               --------    --------   ------   --------
Total revenues...............................     271.3       225.8     (9.2)     487.9
                                               --------    --------   ------   --------
Benefits and expenses:
Benefits and other changes in policy reserves      84.0       169.2       --      253.2
Interest credited............................     142.2         0.5       --      142.7
Commissions..................................      36.9        26.1       --       63.0
General expenses.............................      22.0        23.3     (3.7)      41.6
Amortization of intangibles, net.............       1.0         9.5       --       10.5
Change in deferred acquisition costs, net....     (34.1)      (17.7)      --      (51.8)
                                               --------    --------   ------   --------
 Total benefits and expenses.................     252.0       210.9     (3.7)     459.2
                                               --------    --------   ------   --------
 Income before income taxes..................      19.3        14.9     (5.5)      28.7
 Provision (benefit) for income taxes........       7.0         5.3     (2.3)      10.0
                                               --------    --------   ------   --------
 Net income (loss)...........................  $   12.3    $    9.6   $ (3.2)  $   18.7
                                               ========    ========   ======   ========
Total assets.................................  $4,080.9    $1,165.8   $191.1   $5,437.8
                                               ========    ========   ======   ========

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)



2002 -- Segment Data

                                              Retirement
                                               Income &              Corporate
                                              Investments Protection and Other   Total
                                              ----------- ---------- --------- --------
Revenues:
Net investment income (loss).................  $  194.0     $ 43.3    $(16.6)  $  220.7
Premiums.....................................      62.4      158.8       0.3      221.5
Net realized investment gains................        --         --       7.5        7.5
Other income.................................       1.0       (0.3)      0.5        1.2
                                               --------     ------    ------   --------
Total revenues...............................     257.4      201.8      (8.3)     450.9
                                               --------     ------    ------   --------
Benefits and expenses:
Benefits and other changes in policy reserves      76.1      182.9       0.3      259.3
Interest credited............................     129.0        0.6        --      129.6
Commissions..................................      42.2       26.0        --       68.2
General expenses.............................      19.7       19.9      (4.5)      35.1
Amortization of intangibles, net.............       1.3        0.8        --        2.1
Change in deferred acquisition costs, net....     (36.7)     (19.9)       --      (56.6)
                                               --------     ------    ------   --------
 Total benefits and expenses.................     231.6      210.3      (4.2)     437.7
                                               --------     ------    ------   --------
 Income before income taxes..................      25.8       (8.5)     (4.1)      13.2
 Provision (benefit) for income taxes........       9.2       (3.1)     (5.7)       0.4
                                               --------     ------    ------   --------
 Net income (loss)...........................  $   16.6     $ (5.4)   $  1.6   $   12.8
                                               ========     ======    ======   ========
Total assets.................................  $3,579.9     $979.5    $ (2.0)  $4,557.4
                                               ========     ======    ======   ========

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                       December 31, 2003, 2002, and 2001
                         (Dollar amounts in millions)


2001 -- Segment Data

                                              Retirement
                                               Income &              Corporate
                                              Investments Protection and Other   Total
                                              ----------- ---------- --------- --------
Revenues:
Net investment income (loss).................  $  164.8     $ 36.4     $(5.4)  $  195.8
Premiums.....................................      41.9      146.7        --      188.6
Net realized investment gains................        --         --      22.2       22.2
Other income.................................       1.1        0.2        --        1.3
                                               --------     ------     -----   --------
Total revenues...............................     207.8      183.3      16.8      407.9
                                               --------     ------     -----   --------
Benefits and expenses:
Benefits and other changes in policy reserves      53.0      102.5        --      155.5
Interest credited............................     112.9        0.6        --      113.5
Commissions..................................      47.5       31.5        --       79.0
General expenses.............................      11.8       22.9      (4.4)      30.3
Amortization of intangibles, net.............       3.6        8.2        --       11.8
Change in deferred acquisition costs, net....     (39.5)     (17.0)       --      (56.5)
                                               --------     ------     -----   --------
 Total benefits and expenses.................     189.3      148.7      (4.4)     333.6
                                               --------     ------     -----   --------
 Income before income taxes..................      18.5       34.6      21.2       74.3
 Provision (benefit) for income taxes........       7.1       13.0       7.2       27.3
                                               --------     ------     -----   --------
 Net income (loss)...........................  $   11.4     $ 21.6     $14.0   $   47.0
                                               ========     ======     =====   ========
Total assets.................................  $2,993.9     $760.5     $83.5   $3,837.9
                                               ========     ======     =====   ========